Page 1 of _____

                                                  SEC Registration Nos.
                                                   2-76510 and 811-3416


                U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-14


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           The Calvert Fund
          (Exact Name of Registrant as Specified in Charter)
                     Calvert Strategic Growth Fund
                       New Vision Small Cap Fund

                        4550 Montgomery Avenue
                              Suite 1000N
                       Bethesda, Maryland 20814
               (Address of Principal Executive Offices)

             Registrant's Telephone Number: (301) 951-4800

                      William M. Tartikoff, Esq.
                        4550 Montgomery Avenue
                              Suite 1000N
                       Bethesda, Maryland 20814
                (Name and Address of Agent for Service)



This filing will become effective on ______ __, 1997 pursuant to Rule
488.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance on Rule 24f-2. A Rule 24f-2 Notice for the Strategic Growth Fund and New Vision Small Cap Fund Series of Registrant's fiscal year ended March 31, 1997 was filed with the Commission on May 29, 1997. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A.

                           The Calvert Fund

                    Form N-14 Cross Reference Sheet

Part A.   Information Required in the Prospectus

1.        Cover Page
2.        Table of Contents
3.        Synopsis; Fund Expenses
4.        Synopsis; Reasons for the Reorganization;
          Proposed Transaction; Tax Consequences;
          Information about the Reorganization; Comparative
          Information on Shareholder Rights; Information
          about the Funds
5.        Synopsis; Comparison of Investment
          Policies; Information about the Funds; Investment
          Objectives and Policies; Advisory Fees;
          Distribution Fees and Expense Ratios;
          Purchases; Exchange Privileges; Distribution
          Procedures; Redemption Procedures; Prospectus and
          Statement of Additional Information of the Small
          Cap Fund (incorporated    by reference)
6.        Synopsis; Comparison of Investment
          Policies; Information about the Funds; Investment
          Objectives and Policies; Advisory Fees,
          Distribution Fees and Expense Ratios;
          Purchases; Exchange Privileges; Distribution
          Procedures; Redemption Procedures; Prospectus and
          Statement of Additional Information of the Strategic Growth Fund (incorporated by reference)
7.        Voting Information; Adjournment
8.        Inapplicable
9.        Inapplicable


Part B.  Information Required in Statement of Additional
         Information

10.      Cover Page
11.      Table of Contents
12.      Additional Information about the Registrant
13.      Inapplicable
14.      Financial Statements

Part C.  Other Information

15.      Indemnification
16.      Exhibits
17.      Inapplicable

                           The Calvert Fund
                         Strategic Growth Fund
                  4550 Montgomery Avenue, Suite 1000N
                       Bethesda, Maryland 20814


               NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on [DATE]

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of The Calvert Fund Strategic Growth Fund portfolio will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on [DAY, DATE] for the following purposes:

I. To consider and act on an Agreement and Plan of Reorganization, dated September 10, 1997, providing for the transfer of substantially all of the assets of the Calvert Fund Strategic Growth Fund portfolio to and the assumption of certain identified liabilities of the Calvert Fund Strategic Growth Fund portfolio by the Calvert New Vision Small Cap Fund in exchange for Calvert New Vision Small Cap Fund portfolio shares of The Calvert Fund.

II. To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on [DATE] are entitled to notice of and to vote at this meeting or any adjournment thereof.


                                        By Order of the Trustees,


                                        William M. Tartikoff, Esq.
                                        Secretary


[DATE]

Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling the Calvert Strategic Growth Fund to avoid unnecessary expense and delay. Your vote is extremely important, no matter how large or small your holdings may be. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the Special Meeting.

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of shareholders of Calvert Strategic Growth Fund, and to request that you take a few minutes to read the enclosed material and mail back the proxy voting card.

You are being asked to vote on a proposal to merge Calvert Strategic Growth Fund into the Calvert New Vision Small Cap Fund. The Board of Trustees, including myself, believes this change is in your Fund's and your best interest.

Calvert New Vision Small Cap Fund uses a narrower subset of small capitalized growth companies than Strategic Growth and it does not make use of the market timing and hedging techniques that have been used in Strategic Growth. Further, Strategic Growth pays the Advisor a fee of 1.50% of the Fund's average daily net assets along with a performance adjustment whereas Calvert New Vision only pays the Advisor a fee of 0.90% of that fund's average daily net assets. Effective October 1, 1997, Awad & Associates assumed management of both funds and is expected to continue to manage Calvert New Vision.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage paid envelope is enclosed. If Fund shareholders do not return their proxies, your Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. The Q&A which follows will assist you in understanding the proposal, however, if we may be of any assistance, please call us at 1-800-368-2750.

Sincerely,

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President

                            IMPORTANT NOTICE TO
                  STRATEGIC GROWTH FUND SHAREHOLDERS

                          QUESTIONS & ANSWERS

Please read the complete text of the enclosed Proxy Statement. For your convenience, we have provided a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposal, please call us at 1-800-368-2745. We appreciate you investing with Calvert Group, and look forward to a continuing relationship.


Q.       WHY AM I RECEIVING A PROXY STATEMENT?

A. The Fund is seeking your approval of a merger of the shares of the Calvert Strategic Growth Fund (hereafter, the
         "Strategic Growth Fund") into the Calvert New Vision Small Cap Fund (hereafter, the "Small Cap Fund").

Q.       WHAT ARE THE EFFECTS OF THIS MERGER?

A. The merger will affect the Strategic Growth Fund in that all of the assets of the Strategic Growth Fund will be transferred to the Small Cap Fund. In turn, you will receive shares of the Small Cap Fund.

         Through the merger, the surviving Small Cap Fund is expected to fit certain asset allocation models thus enabling the potential growth of sales of shares while remaining an aggressive stock fund with a less volatile portfolio composition and investment philosophy.

Q.       IS THERE A NEW FUND MANAGER OF THESE FUNDS?

A. Yes. The manager of both Funds is Awad & Associates, a firm which specializes in the selection of small capitalized stocks whose portfolio managers adhere to a bottom-up, earnings-driven discipline with emphasis on internal fundamental research. Awad & Associates is expected to continue to manage the combined fund.

         Further, the investment subadvisory agreement with Awad & Associates is identical to the prior investment subadvisory agreement in all material respects, except that it reflects a new lower fee structure and does not provide for a performance fee.

Q.       ARE THERE DIFFERENCES IN THE INVESTMENT OBJECTIVE OF THE
         FUNDS BEING MERGED?

          A. The Strategic Growth Fund's investment objective is to seek maximum long-term growth primarily through investment in equity securities whereas the Small Cap Fund's investment objective is to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States.

         Accordingly, the main difference between the investment objectives of the funds is that the Small Cap Fund's focus is on a narrower subset of small capitalized growth companies; however, the Small Cap Fund does not utilize some of the techniques used by the Strategic Growth Fund such as market timing and hedging.

Q.       HOW DO THE EXPENSE STRUCTURES AND FEES OF BOTH FUNDS
         COMPARE?  IS THERE A BENEFIT TO ME?

A. The same expense structure and fees is in effect for both Funds. The Board expects that the merger will allow the Small Cap Fund to achieve certain limited economies of scale from the combined asset size of both Funds and the potentially lower operating expenses.

Q.       WHAT WILL BE THE NAME OF THE SURVIVING FUND AFTER THE
         MERGERS ARE COMPLETE?

A. The Calvert New Vision Small Cap Fund will be the Fund to survive the merger.

Q.       WHAT WILL BE THE SIZE OF THE SURVIVING FUND AFTER THE MERGER?

A.       If the proposal presented in the proxy statement is
         approved, the combined Small Cap Fund will have
         approximately over [$           ] in assets.

Q.       WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?

A. The merger will not be a taxable event (i.e., no gain or loss will be recognized) to either fund or to you as a shareholder of either Fund.

Q. WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SPECIAL SHAREHOLDER MEETING DATE?

A. If enough shareholders do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage you to vote as soon as you review the enclosed proxy materials in order to avoid additional mailings, telephone calls or other solicitations.

Q. HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF THE SMALL CAP FUND THAT I WILL RECEIVE?

A. The Closing Date is [DATE]. As of 4:00 p.m. Eastern Time on the Closing Date, you will receive that number of full and fractional Small Cap Fund shares equal in class and value of the shares you hold in the Strategic Growth Fund on that date.

Q.       WHAT IMPACT WILL THE MERGER HAVE ON THE SHARE PRICE OF
         CALVERT NEW VISION SMALL CAP FUND?

A. The net asset value per share of the Small Cap Fund will not be changed by the merger.

Q.       WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS
         MEETING?

A. The Fund will pay for those expenses relating to the shareholder meeting.

Q.       HOW DO THE TRUSTEES OF THE FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of the Strategic Growth Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card.

Q.       WHAT ARE MY OTHER INVESTMENT ALTERNATIVES?

A. Additional equity funds are available through Calvert Group by calling 1-800-368-2748 for more information.

Q.       HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us at 1-800-368-2745.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Fund.

Q.       HOW WILL THIS AFFECT MY ACCOUNT?

A. You can expect the same level of management expertise and high-quality shareholder service you've grown accustomed to.

Q.       HOW DO I SIGN THE PROXY CARD?

A. Voting instruction forms must be executed properly. When forms are not signed as required by law, you and the Fund must undertake the time and expense to take steps to validate your vote. The following guide was prepared to help you choose the proper format for signing your form:

              1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the voting instruction form.

              2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

              3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the voting instruction form. For example:

  REGISTRATION                                    VALID SIGNATURE

  A.
   1)    Save the Earth Corp.                    Jane Q. Nature, Treasurer

   2)    Save the Earth Corp.                    Jane Q. Nature, Treasurer
         c/o Jane Q. Nature, Treasurer

  B.
   1)   Save the Earth Corp.                     Jon B. Goodhealth, Trustee
         Profit Sharing Plan

   2)    Save the Earth Trust                    Jon B. Goodhealth, Trustee

   3)    Jon B. Goodhealth, Trustee              Jon B. Goodhealth, Trustee
         u/t/d 5/1/78

 C.
   1)    David Smith, Cust.                      David Smith
         f/b/o Jason Smith UGMA


          Voting by mail is quick and easy. Everything you need is
                               enclosed.

                           TABLE OF CONTENTS

Synopsis  __
Reasons for the Reorganization __
Comparison of Investment Policies__
Information about the Reorganization   __
Comparative Information on Shareholder Rights    __
Information about the Funds   __
Voting Information  __
Adjournment __

Exhibit A - Agreement and Plan of Reorganization

                PROSPECTUS AND PROXY STATEMENT - [DATE]

    Acquisition of the assets of the Calvert Strategic Growth Fund
By and in exchange for shares of the Calvert New Vision Small Cap Fund
   4550 Montgomery Avenue, Bethesda, Maryland 20814 - (800) 368-2745

This Prospectus and Proxy Statement relates to the proposed transfer of all the assets and the assumption of certain identified liabilities of the Calvert Strategic Growth Fund ("Strategic Growth Fund") to the Calvert New Vision Small Cap Fund ("Small Cap Fund") (collectively, "the Funds") in exchange for like shares of Small Cap Fund. Following the transfer, Strategic Growth Fund shares will be distributed to shareholders of Strategic Growth Fund in liquidation of Strategic Growth Fund, and Strategic Growth Fund will be dissolved. As a result of the proposed transaction, each shareholder of Strategic Growth Fund will receive that number of like Small Cap Fund shares equal in value at the date of the exchange to the value of such shareholder's shares of Strategic Growth Fund. The transaction will occur if shareholders vote in favor of the proposed transfer.

Small Cap Fund is a series of The Calvert Fund, which is an open-end management investment company. The net assets of Small Cap Fund were [$________] as of [DATE]. Its investment objective is to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States. In seeking capital appreciation, the Fund invests primarily in the equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that appear to have strong earnings potential relative to the U.S. market as a whole.

Strategic Growth Fund is also a series of The Calvert Fund
("Calvert"), with assets of [$________] as of [DATE]. The Strategic Growth Fund's investment objective is to seek maximum long-term growth primarily through investment in equity securities. Strategic Growth Fund is nondiversified.

Small Cap Fund and Strategic Growth Fund both have a 4.75% maximum sales charge for Class A Shares. The sales charge is added to the purchase price of shares, but will not be applied to shares issued in the reorganization (see "Purchase Procedures"). Class C Shares have a level load charged as higher expenses rather than a front-end sales charge. Both funds have distribution plans that permit them to pay certain expenses associated with the distribution of their shares. Calvert Asset Management Company, Inc. ("Advisor") is the investment advisor for both Small Cap Fund and Strategic Growth Fund and Awad & Associates ("AWAD") is the Sub-Advisor for both Small Cap Fund and Strategic Growth Fund.

This Prospectus and Proxy Statement is expected to be mailed to shareholders of record on or about [DATE].

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about Small Cap Fund that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of Small Cap Fund dated July 31, 1997 and is incorporated herein by reference. A Statement of Additional Information dated July 31, 1997 containing additional information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus and Proxy Statement. A copy of the Statement may be obtained without charge by writing the Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling (800) 368-2748.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

                                SUMMARY

Reasons for the Reorganization. The Board of Trustees of The Calvert Fund (the "Trustees") believes that the proposed Reorganization would be in the best interests of the shareholders of the Strategic Growth Fund because it would permit the shareholders of the Strategic Growth Fund to become shareholders of a fund which (i) fits certain asset allocation models as is increasingly demanded by shareholders and brokers thus enabling the potential growth of sales of shares; (ii) remain in an aggressive stock fund while maintaining a less volatile portfolio composition and investment philosophy; and (iii) achieve certain limited economies of scale from the combined asset size of both Funds and the potentially lower operating expenses associated therewith.

In determining whether to recommend approval of the Reorganization to shareholders of the Strategic Growth Fund, the Trustees considered a number of factors, including, but not limited to: (i) the capabilities and resources of the Small Cap Fund, the Advisor and Sub-Advisor and other service providers in the areas of marketing, investment and shareholder services; (ii) the expenses and advisory fees applicable to the Strategic Growth Fund and the Small Cap Fund before the Reorganization and the estimated expense ratios of the Small Cap Fund after the Reorganization; (iii) the comparative investment performance of the Strategic Growth Fund and the Small Cap Fund; (iv) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of Strategic Growth Fund shareholder interests; (v) the economies of scale potentially realized through the combination of the two funds; (vi) the identical service features available to shareholders of both Funds; (vii) the costs estimated to be incurred to complete the Reorganization; (viii) the future growth prospects of the Strategic Growth Fund; and (ix) the anticipated tax consequences of the Reorganization.

In this regard, the Trustees reviewed information provided by the Advisor relating to the anticipated impact to the shareholders of the Strategic Growth Fund as a result of the Reorganization. The Trustees considered the probability that the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the Strategic Growth Fund, although there can, of course, be no assurances in this regard:

(1) Asset Allocation Models. Shareholders and brokers have increasingly demanded that the Fund tightly fit asset allocation models. The Small Cap Fund tightly fits into such models.

(2)  Less Volatile Portfolio Composition.  Although the Small Cap
     Fund is still an aggressive stock fund, its investment objectives and policies should produce a less volatile performance.

(3) Reduced Per Share Expenses and Achievement of Economies of Scale. Combining the net assets of the Strategic Growth Fund with the assets of the Small Cap Fund should lead to a modest reduction at first of total operating expenses for shareholders of the Strategic Growth Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, and service fees to be spread over a larger asset base. The Small Cap Fund pays lower investment advisory fees than the Strategic Growth Fund. Management anticipates that the reorganization would have a de minimis yet similarly beneficial effect upon current shareholders of the Small Cap Fund.

In evaluating the benefits of the proposed transaction, the Board of Trustees also considered the effect of the loss of a portion of the capital loss carryforwards that might be available to Strategic Growth Fund. It has been determined that the benefits of the proposed reorganization outweigh the uncertain potential detriment resulting from possible constraints in the use of capital loss carryforwards. See "Information about the Reorganization."

Proposed Transaction. The Trustees have authorized Calvert, on behalf of the Funds, to enter into an Agreement and Plan of Reorganization (the "Agreement" or "Plan") providing for the transfer of all the assets and liabilities of Strategic Growth Fund to Small Cap Fund in exchange for like shares of Small Cap Fund. Following the transfer, Small Cap Fund shares will be distributed to shareholders of Strategic Growth Fund in liquidation of Strategic Growth Fund, and Strategic Growth Fund will be dissolved. As a result of the proposed transaction, each shareholder of Strategic Growth Fund will receive that number of full and fractional Small Cap Fund shares equal in class and value at the date of the exchange to the class and value of such shareholder's shares of Strategic Growth Fund. For the reasons stated above, the Trustees, including the independent Trustees, have concluded that the reorganization would be in the best interests of the shareholders of Strategic Growth Fund and recommend shareholder approval.

Tax Consequences. The Plan is conditioned upon receipt by Strategic Growth Fund of an opinion of counsel that no gain or loss will be recognized by Strategic Growth Fund or Strategic Growth Fund shareholders as a result of the reorganization. The tax basis of Small Cap Fund shares received by a shareholder will be the same as the tax basis of the shareholder's Strategic Growth Fund shares. In addition, the tax basis of Strategic Growth Fund assets in the hands of Small Cap Fund as a result of the reorganization will be the same as the tax basis of such assets in the hands of Strategic Growth Fund prior to the reorganization. See "Information about the Reorganization."

Investment Policies. Shareholders should consider the differences in investment policies between Strategic Growth Fund and Small Cap Fund. While both Funds seek capital appreciation, the Strategic Growth Fund pursues maximum long-term growth through investments primarily in the equity securities of companies that have little or no debt, high relative strength and substantial management ownership. The Strategic Growth Fund considers issuers of all sizes, industries, and geographic markets, and does not seek interest income or dividends. The Small Cap Fund invests in equity securities of companies that have small market capitalizations (currently those with a total capitalization of less than $1 billion at the time of the initial investment). Thus, the focus of each investment portfolio, and in fact, the portfolio composition of each fund is different. Though both funds invest in equity securities, the Small Cap Fund's focus is on a narrower subset of small capitalized growth companies whereas the Strategic Growth Fund is not so restricted in its investments. See "Comparison of Investment Policies."

Advisory Fees, Distribution Fees and Expense Ratios. Small Cap Fund pays the Advisor a fee computed on average daily net assets at an annual rate of 0.90%. Strategic Growth Fund pays the Advisor a fee computed on average daily net assets at an annual rate of 1.50%. Strategic Growth Fund may adjust the Advisor's fee 0.15% based on the extent to which performance of the Fund exceeds or trails the Russell 2000 Index:
                  Performance versus the           Performance Fee
                  Russell 2000 Index               Adjustment

                  30% to less than 60%             0.05%
                  60% to less than 90%             0.10%
                  90% or more                      0.15%

The Advisor pays the Sub-Advisor a base fee computed on average daily net assets at an annual rate of 0.40% for both the Strategic Growth Fund and the Small Cap Fund.

Investment Sub-Advisor. The Advisor has traditionally contracted out subadvisory services for both Funds. From the Strategic Growth
Fund's inception through September 30, 1997, the Fund's subadvisor was Portfolio Advisory Services, Inc. ("PASI").

At a meeting of the Board of Trustees held on September 9, 1997, acting pursuant to the exemptive order obtained from the Securities and Exchange Commission permitting the Fund, subject to Board approval, to enter into and materially amend contracts with the subadvisor without shareholder approval, the Board terminated PASI as the subadvisor to the Strategic Growth Fund effective the same date. In this connection, the Board determined that shareholders may benefit from the services of a different investment subadvisor whose management style might better achieve the Fund's objective of capital appreciation. After careful consideration by the Advisor of the many candidates, the Advisor recommended, and the Board selected (subject to shareholder approval), Awad & Associates ("AWAD") as subadvisor for the Fund.

Awad & Associates also is the subadvisor for the Small Cap Fund with an identical fee structure.

AWAD is a joint venture between James D. Awad and Raymond James Financial, Inc., a New York Stock Exchange investment firm established in 1992. AWAD is located at 477 Madison Avenue, New York, New York 10022. AWAD had $724 million in assets under management as of June 30, 1997. The firm's portfolio managers adhere to a bottom-up, earnings-driven discipline with emphasis on internal fundamental research.

AWAD is a division of Raymond James & Associates, Inc., is a full-service brokerage and New York Stock Exchange member, whose main offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and is a subsidiary of Raymond James Financial, Inc. Raymond James Financial is a diversified financial services holding company whose subsidiaries engage primarily in the securities brokerage, investment banking, asset management, banking and trust services. Raymond James Financial's corporate headquarters are located at The Raymond James Financial Center, 880 Carillon Parkway, St. Petersburg, Florida 33716.

AWAD currently provides investment advisory services to two other mutual funds with similar investment objectives to the Fund, as follows:

Mutual Fund                        Assets Under Management    Management Fees

Heritage Small Cap Stock Fund         $121.6 million           50 bp
The Timothy Plan                      $18  million             45 bp

James D. Awad is the Chairman and Chief Investment Officer of AWAD. Mr. Awad has been in the investment business since 1965, focusing on research and portfolio management. Prior to forming AWAD, he was President of BMI Capital, a successful money management firm he founded. In addition, he has managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad has earned an MBA from Harvard Business School and a BS Cum Laude from Washington & Lee University.

Dennison T. Veru is President of AWAD. Mr. Veru joined AWAD in 1992 coming from Smith Barney Harris Upham where he was Senior Vice President of the firm's Whiffletree Capital Management division specializing in small and medium capitalization stocks. From 1988 through 1990, he was a Vice President of Broad Street Investment Management. Prior to that, he was an Assistant Vice President at Drexel Burham Lambert. Mr. Veru is a graduate of Franklin and Marshall College.

AWAD specializes in small capitalization stocks, focusing on growth at a value price, bottom-up approach to stock selection. The firm's main investment objectives in asset management is to protect the investor's capital, generate capital appreciation substantially in excess of inflation and reduced-risk returns and provide returns in excess of applicable stock and bond indices. All portfolio investments are regularly scrutinized to provide a substantial risk/return benefit and to ensure that portfolios are properly positioned relative to the fund's investment objectives.

AWAD's investment strategy is to: (1) "invest in quality" companies with steady earnings and cash flow growth, dominant market position or strong niche franchise and a good (or improving) balance sheet, excess cash flow generation from operations, strong dividend histories (where appropriate), high management stock ownership and ability to grow in a stagnant economic environment and thrive as the economy improves; (2) "buy with discipline" those companies with low absolute and comparative price-to-earnings ratios, low price-to-book value and low price relative to the company's industrial value as the same may be viewed by a strategic acquirer; (3) "sell with discipline" those companies whose price-to-earnings ratio has risen to a premium, corporate fundamentals change or stock prices rise above the target price. Further, AWAD seeks portfolio construction in four conceptual areas: core growth holdings, restructured companies demonstrating renewed growth, emerging companies and strategic acquisition candidates in consolidating industries.

AWAD utilizes the expertise of an investment advisory board which meets regularly to review results and corporate and investment strategy. Members are James D. Awad, Dennison T. Veru, Thomas A. James, Chairman, Raymond James Financial, Inc. and Thomas Barry, President and CEO, Zephyr Management, Inc. and past President, Rockefellar & Co.

Investment Subadvisory Agreement. The Investment Subadvisory
Agreement between the Advisor and AWAD is under substantially the same terms as governed the previous arrangement with PASI, except that PASI was paid 0.47% of average daily net assets whereas AWAD is paid 0.40% of the average daily net assets.

The Sub-Advisor's fee is paid by the Advisor out of the fee the Advisor receives from the Fund.

                 FUND EXPENSES: CURRENT AND PRO FORMA

CURRENT:


             STRATEGIC GROWTH

A.  Shareholder Transaction Costs                 Class A          Class C
Maximum Sales Charge on Purchases (as a           4.75%            None
percentage of offering price)
Contingent Deferred Sales Charge                  None             None

B.    Annual Fund Operating Expenses (Fiscal
     Year 1997)
     (as a percentage of average net assets)
Management Fees                                   1.70%            1.70%
Rule 12b-1 Service and Distribution Fees          0.25%            1.00%
Other Expenses                                    0.47%            0.41%
Total Fund Operating Expenses <F1>                2.42%            3.11%


                                                  SMALL CAP

A.  Shareholder Transaction Costs                 Class A          Class C
Maximum Sales Charge on Purchases (as a           4.75%            None
percentage of offering price)
Contingent Deferred Sales Charge                  None             None

B.    Annual Fund Operating Expenses (Fiscal
     Year 1997)
     (as a percentage of average net assets)
Management Fees                                   1.00%            1.00%
Rule 12b-1 Service and Distribution Fees          0.25%            1.00%
Other Expenses                                    0.25%            0.50%<F2>
Total Fund Operating Expenses                     1.50%            2.50%


PRO FORMA:

SMALL CAP
A.  Shareholder Transaction Costs                 Class A          Class C
Maximum Sales Charge on Purchases (as a           4.75%            None
percentage of offering price)
Maximum Deferred Sales Charge                     None             None

B.    Pro Forma Annual Fund Operating Expenses
     (as a percentage of average net assets)
Management Fees                                   1.00%            1.00%
Rule 12b-1 Service and Distribution Fees          0.25%            1.00%
Other Expenses                                    0.48%            0.43%
Total Fund Operating Expenses                     1.73%            2.43%

<F1>  Net Fund Operating Expenses after reduction for fees paid indirectly for Class A and Class C were 2.30% and 3.09%, respectively.
<F2>  Estimated.

C. Example:    You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return; (2) redemption at the end of each period; and (3) for Class A, payment of maximum initial sales charge at time of purchase:


CURRENT                       1 Year      3 Years     5 Years      10 Years
Small Cap
Class A                       $62         $93         N/A          N/A
Class C                       $25         $78         N/A          N/A

Strategic Growth
Class A                       $71         $119        $170         $310
Class C                       $31         $96         $163         $342

PRO FORMA
Small Cap
Class A                       $64       $99       $137        $242
Class C                       $25       $76       $130        $277

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Funds may bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

    A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of a Fund.

    B. Annual Fund Operating Expenses are based on the Funds' historical expenses. Management Fees are paid by the Funds to the Advisor for managing the Funds' investments and business affairs. Management fees include the subadvisory fees paid by the Advisor, to the Sub-advisor and the administrative service fee paid to Calvert Administrative Services Company. The Management fees for the Strategic Growth Fund are subject to a performance adjustment which could cause the fee to be as high as 1.85% or as low as 1.55%, depending on performance. The Funds incur Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Funds' share price and are not charged directly to individual shareholder accounts. The Advisor may voluntarily defer fees or assume expenses of the Funds. The respective Investment Advisory Agreements provide that the Advisor may, to the extent permitted by law, later recapture any fees it deferred or expenses it assumed during the two prior years.

The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. In addition to the compensation itemized above (sales charge and rule 12b-1 service and distribution fees) certain broker/dealers and/or their salespersons may receive certain compensation for the sale and distribution of the securities or for services to the Funds.

Under the terms of their Distribution Plans, the Funds are permitted to pay annually a percentage of their average daily net assets for certain expenses associated with the distribution of their shares. The maximum percentage allowed by contract is 0.25% and 1.00% for Class A and C Shares of both the Small Cap and Strategic Growth Funds. Amounts paid by the Funds to the underwriter/distributor, Calvert Distributors, Inc. ("CDI"), under the Class A Distribution Plan are used to pay to dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares, and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors. During the fiscal year ended March 31, 1997, Class A Distribution Plan expenses for the Strategic Growth Fund were 0.25% and were waived for the Small Cap Fund. Amounts paid by the Funds under the Class C Distribution Plan are currently used by CDI to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.75%, plus a service fee of up to 0.25% of the average daily net asset value of each share sold by such others. For the fiscal year ended March 31, 1997, Class C Distribution Plan expenses were 1.00% for the Strategic Growth Fund, and were waived for the Small Cap Fund.

                         FINANCIAL HIGHLIGHTS

The following tables provide information about the financial history of each Fund's Class A and C shares. They express the information in terms of a single share outstanding for the respective Fund throughout each period. The tables have been audited by those independent accountants whose reports are included in the respective Annual Reports to Shareholders of the Funds. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Reports to Shareholders are incorporated by reference into the Statement of Additional Information.




                                Class A Shares                Class C Shares
                                From Inception (1/31/97)      From Inception
                                to March 31, 1997             (1/31/97)
                                                              to March 31, 1997
NEW VISION SMALL CAP FUND
Net asset value, beginning of
period                          $15.00                        15.00
Income from investment
operations
    Net investment income
(loss)                             -                          -
    Net realized and
unrealized gain (loss)          (3.01)                        (3.01)
         Total from
investment operations           (3.01)                        (3.01)
Distributions from
    Net investment income          -                          -
    Net realized gains             -                          -
         Total Distributions       -                          -
Total increase (decrease) in
net asset value                 (3.01)                        (3.01)
Net asset value, ending         $11.99                        $11.99
Total return<F3>                (20.07%)                      (20.07%)
Ratio  to average net assets:
    Net investment Income
(loss)                            -                            -
    Total expenses<F4>            82%(a)                        82%(a)
    Net expenses                  -                            -
    Expenses reimbursed         8.96%(a)                      21.08%(a)
Portfolio turnover              97%                           97%
Average commission rate paid
                                $.0500                        $.0500
Net assets, ending (in
thousands)                      $1,215                        200
Number of shares outstanding,
ending (in thousands)
                                101                           17


<F3> Total return is not annualized and does not reflect deduction of Class
A front-end sales charges.
<F4>  This ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
(a) Annualized

          Class A Shares               For the periods ending  March 31,

STRATEGIC GROWTH FUND              1997                 1996         1995<F5>
Net asset value, beginning of
period                            $18.64               $16.96        $15.00
Income from investment
operations
    Net investment income         (.16)                .13          .20
Net realized and unrealized
gain (loss)
    on investments                 (3.53)              1.96         2.21
    Total from investment
operations                        (3.69)               2.09         2.41
Distributions from
    Net investment income           -                  (.20)        (.04)
    Net realized gains            (1.03)               (.21)         (.41)
    Total Distributions           (1.03)               (.41)        (.45)
Total increase (decrease) in
net asset value                   (4.72)               1.68         1.96
Net asset value, ending           $13.92               $18.64     $16.96
Total return<F6>                 (21.17%)             12.56%       16.08%
Ratio  to average net assets:
    Net investment Income (loss)
                                  (.73%)               .90%         1.47%(a)

    Total expenses<F7>            2.32%                2.32%          -

    Net expenses                  2.30%                2.29%        2.55%(a)


Expenses Reimbursed               10%                   14%          .31%(a)

Portfolio turnover                151%                 402%           480%

Average commission rate paid      $.0782                -              -

Net assets, ending (in
thousands)                        $94,625              125,606      107,004

Number of shares outstanding,
ending (in thousands)             6,798                6,740        6,310

<F5> From May, 5, 1994, inception.
<F6> Total return is not annualized and does not reflect deduction of Class A front-end sales charges.
<F7> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
(a) annualized

             Class C Shares
For the periods ending March 31,

STRATEGIC GROWTH FUND                     1997           1996          1995<F5>
Net asset value, beginning of period      $18.47         $16.86         $15.00
Income from investment operations
Net investment income                     (.35)          (.02)         .12
Net realized and unrealized gain (loss)
on investments                            (3.41)         1.94          2.18
Total from investment operations          (3.76)         1.92          2.30

Distributions from
Net investment income                       -            (.21)         (.41)
Total Distributions                       (1.03)         (.31)         (.44)
Total increase (decrease) in net asset
value                                     (4.79)         1.61           1.86
Net asset value, ending                   $13.68        $18.47         $16.86
Total return<F6>                          (21.75%)       11.57%        15.32%
Ratio  to average net assets:
Net investment Income (loss)              (2.00%)        .02%          .83%(a)
Total expenses<F7>                         3.11%        3.18%             -
Net expenses                              3.09%          3.16%         3.45%(a)
Expenses Reimbursed                         -              -            .20%(a)
Portfolio turnover                        151%           402%            480%
Average commission rate paid              $.0782         $ -             $ -
Net assets, ending (in thousands)
                                          $16,524        $25,490        $19,778
Number of shares outstanding, ending
(in thousands)                            1,208          1,380         1,173

<F5> From May, 5, 1994, inception.
<F6> Total return is not annualized and does not reflect deduction of Class A front-end sales charges.
<F7> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
(a)  Annualized



Comparative Performance Information. Total return for the Funds' shares for the periods indicated are as follows:

                     Average Annual Total Returns
                   For Periods Ended March 31, 1997

Small Cap Fund
                           Class A Shares     Class A Shares      Class C Shares
                           without            with                Total Return
                           Maximum Sales      Maximum Sales Load
                           Load
From Inception (1/31/97)   -20.07%            23.87%              -20.07%


Strategic Growth Fund

                Class A Shares    Class a Shares         Class C Shares
                without Maximum   Average Annual Return  without Maximum Sales
                Sales Load        with Maximum Sales     Load
                                  Load

One Year           -21.17%             -24.92%                 21.75%
From Inception
(5/5/94            1.02%               -0.66%                  0.23%

The total return figures shown above include the effect of the maximum sales charge of 4.75% for Class A Shares, changes in share price, and reinvestment of dividends and distributions. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders.

The Annual Report for the Calvert Strategic Growth Fund covered the 12-month period ended March 31, 1997. The market's advance continued into the second quarter of 1996, the first period covered by this report. In June, signs of stronger economic growth increased fears of higher interest rates, which caused stocks to stumble. The market rallied back during the fourth quarter of 1996 and first quarter of 1997 as measured by the most widely covered market averages, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, but many stock market groups did not participate in the advance.

Our strategy throughout the fiscal year was to participate in the market's upside potential while also paying close attention to the moderately high level of risk signaled by the Five Market Principles model.  We  began  with  roughly  70% of  assets  committed  to  equity securities and a 28% cash position. When some of our market indicators deteriorated in mid-year, we raised the Fund's cash level to approximately 40%. This defensive strategy buoyed the Fund's performance relative to the benchmark indexes when the market suffered a setback at the end of June into July.

Anticipating that small- to mid-cap companies would rally back, we took advantage of this opportunity and added to positions in promising companies. However, the market's advance in the second half of 1996 into the first quarter of 1997 was led by large-cap companies. Our large commitment to technology stocks, which were hit hard during the first quarter of 1997, and put options on the Standard & Poor's 500 Stock Index also worked against us. In mid-March, the Five Market Principles model signaled an intermediate-term sell signal, and we again raised our cash position. This defensive strategy has helped us to outperform our benchmark indexes from March 17 through April 25.

Purchases. Class A Shares of both Strategic Growth Fund and Small Cap Fund are sold on a continuous basis at net asset value plus the appropriate sales charge which is subject to reduction by right of accumulation, group purchase, and letter of intent. Employee purchases and certain plans qualified under the Internal Revenue Code may purchase shares with no sales charge, and all Fund shareholders may reinvest dividends without paying a sales charge. Class A Shares issued in the reorganization will not be assessed any sales charge. Class C Shares do not have a front-end sales charge.

                  Sales Charge Table - Class A Shares

                 Small Cap and Strategic Grow h Funds

                                                              Concession to
                                  As a % of  As a % of Net    Dealers as a % of
Amount of Investment              Offering   Amount Invested  Amount Invested
                                  Price
Less than $50,000                 4.75%       4.99%              4.00%

$50,000 but less than $100,000    3.75%       3.90%              3.00%

$100,000 but less than $250,000   2.75%       2.83%              2.25%

$250,000 but less than $500,000   1.75%       1.78%              1.25%

$500,000 but less than $1,000,000 1.00%       1.01%              0.80%

$1,000,000 and over               0.00%       0.00%              0.25%*


*CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares form the Fund within twelve months of the time of purchase.

The minimum initial investment in each fund is $2,000 and the minimum subsequent investment is $250 (except in the case of certain retirement plans).

Exchange Privileges. Shareholders of both Strategic Growth Fund and Small Cap Fund may exchange fund shares for shares of a variety of other Calvert Group funds. Each such exchange represents a sale of fund shares, which may produce a gain or loss for tax purposes. Shares are exchanged into the same class. There is no additional charge for exchanges. Calvert Group discourages frequent exchanges and may prohibit additional purchases of shares by persons who have previously been advised that their frequent use of the exchange privilege is inconsistent with the orderly management of the investment portfolio. Strategic Growth Fund and Small Cap Fund reserve the right to modify or eliminate this exchange privilege with 60 days' written notice.

Distribution Procedures. Both Strategic Growth Fund and Small Cap Fund distribute dividends monthly and pay out their net realized capital gains (if any) once each year. Shareholders of both Funds may reinvest distributions. Your existing election in Strategic Growth Fund with respect to dividends and/or capital gains will be continued with respect to the shares of Small Cap Fund you acquire in connection with the reorganization unless you notify the Fund of a new election.

Redemption Procedures. At any time and in any amount, shares of Strategic Growth Fund and Small Cap Fund may be redeemed by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. This letter of instruction must be signed by all required authorized signers. Further documentation may be required from corporations, fiduciaries, pension plans and institutional investors.

Shares may also be redeemed by telephone or through brokers. Both Funds impose a charge of $5 for wire transfers of less than $1,000. Strategic Growth Fund and Small Cap Fund may, after 30 days' notice, close accounts if, due to redemptions, the account falls below $1,000 and the balance is not brought up to the required minimum amount.

                   COMPARISON OF INVESTMENT POLICIES

As noted in the "Summary" above, the investment policies of the two funds are different. While both Funds seek capital appreciation, the Small Cap Fund invests only in equity securities of companies that have small market capitalizations of approximately less than $1 billion at the time of the fund's initial investment.

Strategic Growth Fund may and does use options and futures contracts to increase or decrease its exposure to changing security prices, interest rates, or other factors that affect security values. Small Cap Fund may use options and futures only in extraordinary circumstances.

Strategic Growth Fund may establish short positions in an attempt to protect against market declines, and will choose from among securities that are fully listed on a national securities exchange; whereas Small Cap Fund may not establish such short positions.

Strategic Growth Fund does not presently invest in foreign securities, although it may do so in the future; whereas Small Cap Fund may not invest in foreign securities. Further, Strategic Growth Fund may invest in precious metals in which the Small Cap Fund may not invest.

The investment restrictions of Small Cap Fund and Strategic Growth Fund are identical, except that Small Cap Fund, with respect to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer; whereas this restriction applies to only 50% of Strategic Growth Fund's total assets. Small Cap Fund may not, with respect to 75% of its total assets, invest 10% or more of its assets in the voting securities of any one issuer; whereas this restriction applies to 100% of Strategic Growth Fund's total assets. Small Cap Fund is not restricted in its investment in the securities of issuers restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under that statute; whereas Strategic Growth Fund may invest no more than 5% of its net assets in such securities.

Small Cap Fund is diversified whereas Strategic Growth Fund is a nondiversified fund. There may be risks associated with nondiversification. Specifically, since a relatively high percentage of the assets may be invested in the obligations of a limited number of issuers, the value of the shares may be more susceptible to any single economic, political, or regulatory event than the shares of a diversified fund.

                 INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed Agreement and Plan of Reorganization (the "Agreement" or "Plan") provides that Small Cap Fund will acquire all the assets and liabilities of Strategic Growth Fund in exchange for shares of Small Cap Fund on the Closing Date (as defined in Section 2(b) of the Plan). A copy of the Plan is attached as Exhibit A to this Proxy Statement. The number of full and fractional Small Cap Fund shares to be issued to shareholders of Strategic Growth Fund will equal the value of the shares of Strategic Growth Fund outstanding immediately prior to the reorganization. Portfolio securities of Strategic Growth Fund and Small Cap Fund will be valued in accordance with the valuation practices of Small Cap Fund which are described on page 22 of the Small Cap Fund prospectus and on page 6 of its Statement of Additional Information. At the time of the reorganization, Small Cap Fund will assume and pay all of the Strategic Growth Fund's then current obligations and liabilities. The reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies, sometimes referred to as the "pooling without restatement" method. [Any reimbursement due from the Advisor to Strategic Growth Fund under the expense limitation provision will be paid at, or prior to, the closing.]

As soon as practicable after the Closing Date, Strategic Growth Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional shares of Small Cap Fund at an aggregate net asset value equal to the value of the shareholder's investment in Strategic Growth Fund next determined after the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the Investment Company Act of 1940 by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Small Cap Fund in the name of such Strategic Growth Fund shareholders, each representing the respective pro rata number of full and fractional shares of Small Cap Fund due the shareholder. Certificates representing shares of Strategic Growth Fund at the Closing Date will represent the shares of Small Cap Fund distributed to the recordholder thereof as a result of the liquidation of Strategic Growth Fund. New certificates for Small Cap Fund shares will be issued only upon written request, and only upon tender of Strategic Growth Fund certificates.

The consummation of the Plan is subject to the conditions set forth therein. The Plan may be terminated and the reorganization abandoned at any time before or after approval by Strategic Growth Fund shareholders, prior to the Closing Date by mutual consent of Strategic Growth Fund and Small Cap Fund, or by either if any condition set forth in the Plan has not been fulfilled or is waived by the party entitled to its benefits. In accordance with the Plan, Strategic Growth Fund and Small Cap Fund will each be responsible for payment of expenses incurred in connection with the reorganization.

Description of Small Cap Fund Shares. Full and fractional shares of Small Cap Fund will be issued to Strategic Growth Fund shareholders per class in accordance with the procedures under the Plan as described above. Each share will be fully paid and nonassessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan is a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code. The Plan is conditioned upon the issuance of an opinion by outside counsel to the Fund, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, current administrative rules and court decisions, for federal income tax purposes: (1) No gain or loss will be recognized by Strategic Growth Fund or Small Cap Fund upon the transfer of Strategic Growth Fund assets to, and the assumption of its liabilities by, Small Cap Fund in exchange for Small Cap Fund shares (Section 1032(a)); (2) no gain or loss will be recognized by shareholders of Strategic Growth Fund upon the exchange of Strategic Growth Fund shares for Small Cap Fund shares (Section 361(a)); (3) the basis and holding period immediately after the reorganization for Small Cap Fund shares received by each Strategic Growth Fund shareholder pursuant to the reorganization will be the same as the basis and holding period of Strategic Growth Fund shares held immediately prior to the exchange (Section 354, 356); and
(4) the basis and holding period immediately after the reorganization of Strategic Growth Fund assets acquired by Small Cap Fund will be the same as the basis and holding period of such assets of Strategic Growth Fund immediately prior to the reorganization (Section 362(b), 1223(2)).

Opinions of counsel are not binding on the Internal Revenue Service or the courts. If the reorganization is consummated but does not qualify as a tax-free reorganization under the Internal Revenue Code, the consequences described above would not be applicable. Shareholders of Strategic Growth Fund should consult their tax advisors regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the Strategic Growth Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the reorganization.

Effect of the Reorganization on Capital Loss Carryforwards. The following tables provide comparative information regarding realized capital gains and losses and net unrealized appreciation or depreciation of portfolio securities of Small Cap Fund and Strategic Growth Fund as of March 31, 1997, and the capital loss carryforwards of each at the end of its last fiscal year.

Small Cap Fund

Capital Loss Carryforward at 3/31/97        $ 149,194
Realized gains (losses) 1/31/97 - 3/31/97   $(168,665)
Net unrealized appreciation at 3/31/97      $(110,265)

Strategic Growth Fund

Capital Loss Carryforward at 3/31/97        $  1,727,755
Realized gains (losses)3/1/96 - 3/31/97     $(15,768,991)
Net unrealized appreciation at  3/31/97     $ (4,184,766)

If the reorganization does not occur, Strategic Growth Fund's capital loss carryforwards should be available to offset any net realized capital gains of Strategic Growth Fund through 2005. It is anticipated that no distributions of net realized capital gains would be made by Strategic Growth Fund until the capital loss carryforwards expire or are offset by net realized capital gains.

If the reorganization is consummated, Small Cap Fund will be constrained in the extent to which it can use the capital loss carryforwards of Strategic Growth Fund because of limitations imposed by the Internal Revenue Code on the occurrence of an ownership change. Small Cap Fund should be able to use in each year a capital loss carryforward in an amount equal to the value of Strategic Growth Fund on the date of the reorganization multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If the amount of such a loss is not used in one year, it may be added to the amount available for use in the next year. For 1997, the amount of capital loss carryforward that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the date of the reorganization.

The Advisor believes that the anticipated benefits outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, and the differing consequences of federal and various other income taxation on a distribution received by each shareholder whose tax liabilities (if any) are determined by the net effect of a multitude of considerations that are individual to the shareholder. Strategic Growth Fund shareholders who need information as to state and local tax consequences, if any, should consult their tax advisors.

Capitalization. The following table shows the capitalization of Strategic Growth Fund and Small Cap Fund as of [DATE], and on a pro forma basis as of that date of the proposed acquisition of assets at net asset value:

                                  Strategic       Small Cap      Pro Forma
                                  Growth                         Combined*
Net Assets
Net Asset Value Per Share,
Class A
Net Asset Value Per Share,
Class C
Shares Outstanding, Class A
Shares Outstanding, Class C

*The Pro Forma combined net assets does not reflect adjustments with respect to distributions prior to the reorganization. Total Small Cap Fund Class A shares issued pro forma to Strategic Growth Fund shareholders would be [#] and [#] for Class C. For each Class A share of Strategic Growth Fund shares owned, shareholders of Strategic Growth Fund would receive pro forma approximately [#] Class A shares of Small Cap Fund. For each Class C share of Strategic Growth Fund shares owned, shareholders of Strategic Growth Fund would receive pro forma approximately [#] Class C shares of Small Cap Fund. The actual exchange ratio will be determined based on the relative net asset value per share on the acquisition date.

             COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are series of the same open-end management investment company that is organized as a Massachusetts business trust, and as such share a common Declaration of Trust and Bylaws. After the merger, the operations of the surviving fund will continue to be governed by the Declaration of Trust and Bylaws of Calvert as it now exists.

                      INFORMATION ABOUT THE FUNDS

Information about Small Cap Fund is included in its combined prospectus, dated July 31, 1997. Information about Strategic Growth Fund is included in a separate prospectus dated July 31, 1997. Copies of the Prospectuses are included with this proxy statement and incorporated by reference into it. Additional information about Small Cap Fund and Strategic Growth Fund is included in separate Statements of Additional Information, both dated July 31, 1997, which have been filed with the Securities and Exchange Commission and are incorporated by reference in this proxy statement. The audited Annual Reports to Shareholders of each fund are also incorporated by reference into this proxy statement. Copies of the Statements of Additional Information and Annual Reports may be obtained without charge by writing to either Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling (800) 368-2748. The Small Cap Fund and Strategic Growth Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the
"1940 Act"), and in accordance therewith, file proxy material, reports and other information with the Securities and Exchange Commission. These reports may be inspected and copied at the Public Reference facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of the material may also be obtained from the Office of Consumer Affairs and Information Services of the Securities and Exchange Commission at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by Calvert on behalf of the Small Cap Fund and the Strategic Growth Fund, each of which files such information electronically with Securities and Exchange Commission.

                            OTHER BUSINESS

The Trustees of the Strategic Growth Fund do not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                          VOTING INFORMATION

Proxies from the shareholders of Strategic Growth Fund are being solicited by the Trustees of Calvert for the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on [DAY, DATE], or at such later time or date made necessary by adjournment. A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., Secretary, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the Plan. Approval of the Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of Strategic Growth Fund entitled to vote at the meeting. Abstentions do not count as votes "FOR" a proposal and are treated as votes "AGAINST." Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Abstentions and broker non-votes will not be counted, however they will be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by proxy soliciting firms retained for this purpose. Strategic Growth Fund will bear solicitation costs.

Shareholders of Strategic Growth Fund of record at the close of business on [DATE] ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. The holders of a majority of the shares of Strategic Growth Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting; however, as noted above, the affirmative vote of the holders of at least a majority of the shares outstanding at the close of business on the record date is required to approve the reorganization. Shareholders are entitled to one vote for each share held. As of [DATE], as shown on the books of Strategic Growth Fund, there were issued and outstanding [#] shares of Strategic Growth Fund. The votes of the shareholders of Small Cap Fund are not being solicited since their approval or consent is not necessary for this transaction.

As of [DATE], the officers and Trustees of Strategic Growth Fund as a group beneficially owned less than 1% of the outstanding shares of Strategic Growth Fund.

To the knowledge of the Fund, no shareholders owned beneficially more than 5% of the outstanding shares of the Strategic Growth Fund on that date.




                              ADJOURNMENT

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies that have voted against any such proposals.

By Order of the Board of Trustees
William M. Tartikoff, Esq.
Secretary


The Trustees of The Calvert Fund, including the Independent Trustees, recommend a Vote FOR Approval of the Plan.

THE CALVERT FUND:
CALVERT STRATEGIC GROWTH FUND
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William
M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares of Calvert Strategic Growth Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on [DAY, DATE] at 10:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign
exactly as your
name appears on
this Proxy. When
signing in a
fiduciary capacity,
such as executor,
administrator,
trustee, guardian,
etc., please so
indicate. Corporate
and partnership
proxies should be
signed by an
authorized person
indicating the
person's title.

                              Date: ________________________, 1997

                              __________________________________

                              __________________________________
                              Signature(s) (Title(s), if applicable)
PLEASE SIGN, DATE, AND
RETURN
PROMPTLY IN ENCLOSED
ENVELOPE

--------------------------------------------------------------------------

Please refer to the Proxy Statement discussion on this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:



1. To act upon a proposal to approve an Agreement and Plan of Reorganization authorizing the exchange of shares of the Calvert Strategic Growth Fund for shares of the Calvert New Vision Small Cap Fund.

     [  ] For              [  ] Against              [  ] Abstain

                           The Calvert Fund

                  STATEMENT OF ADDITIONAL INFORMATION

                             July 31, 1997

                     Acquisition of the Assets of

                     Calvert Strategic Growth Fund
                    (a series of The Calvert Fund)
                  4550 Montgomery Avenue, Suite 1000N
                       Bethesda, Maryland 20814

                   By and In Exchange for Shares of

                   Calvert New Vision Small Cap Fund
                    (a series of The Calvert Fund)
                  4550 Montgomery Avenue, Suite 1000N
                       Bethesda, Maryland 20814

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of Calvert Strategic Growth Fund ("Strategic Growth") in exchange for shares of Calvert New Vision Small Cap Fund ("Small Cap"), consists of this cover page, the Pro Forma Financial Information, and the Statement of Additional Information of The Calvert Fund, dated July 31, 1997, attached hereto and incorporated by reference.

         This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated [DATE], relating to the above-referenced matter may be obtained from Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

         The date of this Statement of Additional Information is July 31, 1997, as revised [DATE].

PROFORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
Calvert New Vision Small Cap Fund
Calvert Strategic Growth Fund
March 31, 1997
                                                        Calvert
                                                      New Vision
                                                       Small Cap
                                                         Fund
                                                     --------------
ASSETS
--------------------------------------------------------------------
Investments in securities, at value -                     $549,775
 (Cost $660,040, $94,441,474
   and $95,101,514, respectively).
Repurchase Agreements                                      -
Cash                                                       812,452
Receivable for securities sold                              24,123
Receivable for shares sold                                  19,004
Receivable from Calvert Asset Management Co., Inc.           9,562
Interest and dividends receivable                          -
Deposits with brokers                                      -
Other assets                                                41,288
                                                     --------------
  Total assets                                           1,456,204
                                                     --------------


                                                        Calvert
                                                        Strategic
                                                          Growth
                                                           Fund
                                                     -----------------
ASSETS
-----------------------------------------------------------------------
Investments in securities, at value -                     $90,051,321
 (Cost $660,040, $113,441,474
   and $114,101,514, respectively).
Repurchase Agreements                                      19,000,000
Cash                                                          295,202
Receivable for securities sold                              2,354,435
Receivable for shares sold                                    277,319
Receivable from Calvert Asset Management Co., Inc.          -
Interest and dividends receivable                             149,577
Deposits with brokers                                      11,134,403
Other assets                                                   25,681
                                                     -----------------
  Total assets                                            123,287,938
                                                     -----------------

                                                      Calvert

                                                      Proforma        Proforma
                                                    Adjustments       Combined
                                                   --------------   -----------
ASSETS
-------------------------------------------------------------------------------

Investments in securities, at value -                 -             $90,601,096
 (Cost $660,040, $113,441,474
   and $114,101,514, respectively).
Repurchase Agreements                                 -              19,000,000
Cash                                                  -               1,107,654
Receivable for securities sold                        -               2,378,558
Receivable for shares sold                            -                 296,323
Receivable from Calvert Asset Management Co., Inc.    -                   9,562
Interest and dividends receivable                     -                 149,577
Deposits with brokers                                 -              11,134,403
Other assets                                          -                  66,969
                                               --------------  ----------------
  Total assets                                        -             124,744,142
                                               --------------  ----------------

                                                          Calvert
                                                         New Vision
                                                          Small Cap
                                                            Fund
LIABILITIES
------------------------------------------------------------------------
Payable for securities purchased                            31,811
Payable for shares redeemed                                    -
Securities sold short, at value (proceeds                      -
$3,507,356)
Payable to Calvert Asset Management Co., Inc.                  -
Payable to Calvert Administrative Services Co.                 114
Payable to Calvert Shareholder Services, Inc.                  778
Payable to Calvert Distributors, Inc.                          397
Accrued expenses and other liabilities                       8,119
                                                     --------------
  Total liabilities                                         41,219
                                                     --------------
     Net assets                                         $1,414,985
                                                     ==============

                                                    Calvert
                                                   Strategic
                                                    Growth    Proforma
                                                     Fund     Adjustments
                                                 -----------

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                    8,062,330         -
Payable for shares redeemed                           479,873         -
Securities sold short, at value (proceeds           3,301,969         -
$3,507,356)
Payable to Calvert Asset Management Co., Inc.         154,580         -
Payable to Calvert Administrative Services Co.         20,107         -
Payable to Calvert Shareholder Services, Inc.          30,080         -
Payable to Calvert Distributors, Inc.                  36,313         -
Accrued expenses and other liabilities                 54,121         -
                                                     ---------  --------------
  Total liabilities                                12,139,373         -
                                                      --------  --------------
     Net assets                                  $111,148,565         -
                                             =================  ==============

                                                            Proforma
                                                            Combined
LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                           8,094,141
Payable for shares redeemed                                  479,873
Securities sold short, at value (proceeds                  3,301,969
$3,507,356)
Payable to Calvert Asset Management Co., Inc.                154,580
Payable to Calvert Administrative Services Co.                20,221
Payable to Calvert Shareholder Services, Inc.                 30,858
Payable to Calvert Distributors, Inc.                         36,710
Accrued expenses and other liabilities                        62,240
                                                     ----------------
  Total liabilities                                       12,180,592
                                                     ----------------
     Net assets                                         $112,563,550
                                                      ================


                                                  Calvert          Calvert
                                                 New Vision        Strategic
                                                  Small Cap        Growth
                                                    Fund           Fund

NET ASSETS
-------------------------------------------------------------------------------
Each class of shares of beneficial interest in each
Portfolio has an unlimited number of no par shares issued.
Paid-in capital:
Class A:
 New Vision Fund, 101,347 shares outstanding and
 Strategic Growth Fund, 6,798,190 shares         $1,458,093        $111,527,830
outstanding
     Class C:
          New Vision Fund, 16,690 shares
outstanding and
          Strategic Growth Fund, 1,207,832 shares   235,822          19,574,492
outstanding
Accumulated realized gains (losses) on investments (168,665)        (15,768,991
Net unrealized appreciation (depreciation) on      (110,265)        (4,184,766)
investments
                                             --------------   -----------------
     Net assets                                  $1,414,985        $111,148,565
                                                ==============   ==============

                                                  Proforma            Proforma
                                                  Adjustments         Combined

Class A:
 New Vision Fund, 101,347 shares outstanding and
 Strategic Growth Fund, 6,798,190 shares                           $112,985,923
outstanding
     Class C:
          New Vision Fund, 16,690 shares
outstanding and
          Strategic Growth Fund, 1,207,832 share                     19,810,314
outstanding
Accumulated realized gains (losses) on investment        -         (15,937,656)
Net unrealized appreciation (depreciation) on            -          (4,295,031)
investments
                                                --------------  ---------------
     Net assets                                                    $112,563,550
                                                 ==============  ==============



NET ASSETS - CLASS A                             $1,214,896         $94,624,910
                                             ==============   =================
SHARES OUTSTANDING - CLASS A                        101,347           6,798,190
                                             ==============   =================
NET ASSET VALUE - CLASS A                            $11.99              $13.92
                                             ==============   =================
MAXIMUM SALES CHARGE - CLASS A                         0.60                0.69
                                             ==============   =================
OFFERING PRICE - CLASS A                             $12.59              $14.61
                                             ==============   =================

NET ASSETS - CLASS C                               $200,089         $16,523,655
                                             ==============   =================
SHARES OUTSTANDING - CLASS C                         16,690           1,207,832
                                             ==============   =================
NET ASSET VALUE - CLASS C                            $11.99              $13.68
                                             ==============   =================

                                                                 Proforma
                                                                 Combined

NET ASSETS - CLASS A                                           $95,839,806
                                                          ================
SHARES OUTSTANDING - CLASS A                                     7,993,824 (1)
                                                          ================
NET ASSET VALUE - CLASS A                                           $11.99
                                                          ================
MAXIMUM SALES CHARGE - CLASS A                                        0.60 (2)
                                                          ================
OFFERING PRICE - CLASS A                                            $12.59
                                                          ================

NET ASSETS - CLASS C                                           $16,723,744
                                                          ================
SHARES OUTSTANDING - CLASS C                                     1,394,767 (3)
                                                          ================
NET ASSET VALUE - CLASS C                                           $11.99
                                                          ================



(1)  The proforma combined shares outstanding consists of 101,347
     A shares of Calvert New Vision Small Cap Fund  and 7,892,477
     A shares of Calvert Strategic Growth Fund.

(2) The maximum sales charge for the Calvert New Vision Small Cap Fund and the Calvert Strategic Growth Fund is 4.75%.

(3) The proforma combined shares outstanding consists of 16,690 C shares of Calvert New Vision Small Cap Fund and 1,378,077 C shares of Calvert Strategic Growth Fund.

See Notes to Proforma Financial Statements.

                CALVERT STRATEGIC GROWTH FUND
                     CALVERT NEW VISION SMALL CAP FUND
                   PORTFOLIO OF INVESTMENTS
                  MARCH 31, 1997 (UNAUDITED)

                                                   net assets        112,563,550

EQUITY SECURITIES - 47.1%                    SHARES            VALUE
--------------------------------------------------------------
Airline - 2.1%
Delta Air Lines, Inc.              27,900          $2,347,087
                                          --------------------
                                                    2,347,087      2.085%
                                          --------------------

Commercial Services - 0.0%
NCO Group, Inc. *                   2,500              54,687
                                          --------------------
                                                       54,687      0.049%
                                          --------------------

Computer Services - 6.9%
Harbinger Corp. *                 128,450           2,825,900
Sapient Corp. *                    93,500           2,992,000
Technology Solutions Co. *         71,890           1,985,962
                                                    7,803,862      6.933%
                                              ------------------

Electronics - Laser
Systems/Components - 0.0%
Cymer, Inc. *                     1,000              35,875
                                              ------------
                                                     35,875

                                                     0.032%
                                        -------------------

Electronics - Semiconductor
Equipment - 0.8%
PRI Automation, Inc. *           19,500             931,125
                                        -------------------
                                                    931,125      0.827%
                                        -------------------

Electronics - Semiconductor
Manufacturing - 5.7%
Applied Materials, Inc. *        36,100           1,674,137
Sanmina Corp. *                  63,500           2,841,625
Vitesse Semiconductor Corp. *    69,150           1,910,269
                                              -------------
                                                  6,426,031      5.709%
                                              -------------

Health Care - 2.0%
Oxford Health Plans, Inc. *      37,600           2,204,300
                                              -------------
                                                  2,204,300     1.958%
                                              -------------

Medical - Ethical Drugs - 2.0%
Dura Pharmaceuticals, Inc. *     62,600           2,237,950
                                              -------------
                                                  2,237,950     1.988%
                                              --- ---------

Oil and Gas - Equipment - 2.1%
Smith International, Inc. *      28,200           1,286,625
Varco International, Inc. *      43,900           1,097,500
                                              -------------
                                                  2,384,125     2.118%
                                              -------------

Oil and Gas - Field
Services - 0.4%
Trico Marine Services, Inc. *     8,500             403,750
                                              -------------
                                                    403,750     0.359%


Retail - Apparel 4.9%
Gucci Group, N.V.                 44,900           3,238,413
TJX Companies, Inc.               52,400           2,240,100
                                               -------------
                                                   5,478,513    4.867%
                                                            -

Retail - Discount
and Variety - 2.7%
Dollar Tree Stores, Inc.          82,000           3,034,000

                                                   3,034,000    2.695%





EQUITY SECURITIES  (CONT'D)                          SHARES            VALUE
--------------------------------------------------------------------------------
Software - Applications - 11.4%
Clarify, Inc.*                                       163,200          $3,937,200
Documentum, Inc. *                                    34,700             641,950
Parametric Technology Corp. *                         26,800           1,209,350
Pegasystems, Inc. *                                   14,900             299,863
Siebel Systems, Inc. *                               131,500           2,202,625
Vantive Corp. *                                      220,300           4,516,150
                                                             -------------------
                                                                      12,807,138

                                                                         11.378%
                                                             -------------------

Software - Database/Development Tools - 0.0%
Rational Software Corp. *                              1,200              24,750
                                                             -------------------
                                                                          24,750

                                                                          0.022%
                                                             -------------------

Software - Education and Entertainment - 0.0%
Crystal Dynamics, Inc., Series D t *                  13,334              62,403
                                                             -------------------
                                                                          62,403

                                                                          0.055%
                                                             -------------------

Telecommunications - 6.1%
Advanced Fibre Communications *                       62,700           2,022,075
Ciena Corp. *                                            200               5,687
DSC Communications Corp. *                            97,200           2,035,125
Qualcomm, Inc. *                                      41,600           2,345,200
Sourcecom Corp., Series B, Preferred t *             100,000             430,000
                                                             -------------------
                                                                       6,838,087

                                                                         6.075%
                                                             -------------------

      Total Equity Securities (Cost $58,419,606)                      53,073,683

                                                                         47.150%
                                                             -------------------

                                                        PRINCIPAL
CORPORATE OBLIGATIONS - 21.5%                           AMOUNT
-------------------------------------------------------------------------------
Baldwin Park, California Redevelopment
 Agency, VRDN, 5.66%,                                 $14,500,000    14,500,000
8/1/23, LOC: Wells Fargo Bank, Confirming
LOC: Sumitomo Bank
Ltd. **
PRD Finance LLC., VRDN, 5.53%, 4/1/27, LOC:
First American                                          9,725,000     9,725,000
Bank, MI  **


      Total Corporate Obligations (Cost $24,225,000)                 24,225,000

                                                                          21.5%



REPURCHASE AGREEMENTS - 16.9%
--------------------------------------------------------------------------------
State Street Bank: 5.75%, dated 3/31/97,
 due 4/1/97
(Collateral: $20,071,946, FFCB, 6.44%,
 11/5/99)                                               $19,000,000   19,000,000


      Total Repurchase Agreements (Cost $19,000,000)                  19,000,000

                                                                          16.9%


U.S. TREASURY - 3.5%
-------------------------------------------------------------------------------
U.S. Treasury Notes, 5.00%, 2/15/99                       4,000,000    3,901,800


      Total U.S.Treasury (Cost $3,946,890)                             3,901,800

                                                                           3.5%



MUNICIPAL OBLIGATIONS - 3.1%
-------------------------------------------------------------------------------
Gardena, California Certificates of
Participation, VRDN,                              3,475,000           3,475,000
6.35%, 7/1/25, LOC: Sumitomo Trust &
Banking, Confirming LOC:
Dai-Ichi Kangyo  **


      Total Municipal Obligations (Cost $3,475,000)                   3,475,000

                                                                           3.1%

                            The Calvert Fund:
                    Calvert New Vision Small Cap Fund


                   Statement of Additional Information
                              July 31, 1997



Statement of Additional Information
July 31, 1997

INVESTMENT ADVISOR
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

TRANSFER AGENT
Calvert Shareholder Services, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
217 E. Redwood Street
Baltimore, Maryland 21202-3316

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


TABLE OF CONTENTS

Investment Objective and Policies                   1
Investment Restrictions                             4
Dividends, Distributions and Taxes                  5
Net Asset Value                                     7
Calculation of Total Return                         8
Purchase and Redemption of Shares                   8
Reduced Sales charge (Class A)                      9
Advertising                                         9
Trustees and Officer                               10
Investment Advisor and Subadvisor                  12
Method of Distribution                             12
Transfer and Shareholder Servicing Agent           13
Fund Transactions                                  13
Independent Accountant and Custodians              14
General Informatio                                 14
Financial Statements                               14
Appendix                                           14

STATEMENT OF ADDITIONAL INFORMATION-July 31, 1997

                             THE CALVERT FUND
                    CALVERT NEW VISION SMALL CAP FUND
             4550 Montgomery Avenue, Bethesda, Maryland 20814

New Account                            (800) 368-2748
Information:                           (301) 951-4820

Shareholder Services:                  (800) 368-2745

Broker                                 (800) 368-2746
Services:                              (301) 951-4850

TDD for the Hearing-Impaired:          (800) 541-1524

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus dated July 31, 1997, which may be obtained free of charge by writing the Fund at the above address or calling the Fund.

                           INVESTMENT OBJECTIVE

         Calvert New Vision Small Cap Fund (the "Fund") is a diversified series of The Calvert Fund, an open-end management investment company.
The investment objective of the Fund is to achieve long-term capital appreciation by investing primarily in the equity securities of small companies* publicly traded in the United States. The following discussion supplements the discussion in the Prospectus. Unless otherwise specified, the investment objective, programs and restrictions of the Fund are not fundamental policies. The operating policies of the Fund are subject to change by its Board of Directors without shareholder approval.
         In seeking capital appreciation, the Fund invests primarily in equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that, in the Adviser's opinion, have strong earnings potential relative to the
U.S. market as a whole. The Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of all equity securities. The Fund will invest in enterprises that make a significant positive contribution to our society through their products and services and through the way they do business.
         The Fund's investment philosophy emphasizes sustained growth and concentrates on the securities of issuers not generally recognized by the investment community that have a consistent earnings-per-share
growth,  a  unique  product  or  service,   conservative   accounting  and
financial policies, and management capable of long-term growth. While the Fund's policies may, from time to time, result in income return, any such return will be incidental to the objective of long-term capital appreciation.
         Under normal market conditions, the Fund strives to be fully invested. In a declining market, the Fund may raise cash or employ other defensive strategies in an attempt to protect against the decline of its investments.

*Currently those with a total capitalization for initial purchases of less than $1 billion at the time of the Fund's initial investment.

SPECIAL RISKS OF THE FUND'S DEFENSIVE STRATEGIES
         The Fund may purchase put and call options, and write (sell) covered put and call options on equity and debt securities and stock or debt indices. The Fund may purchase or write both exchange-traded and OTC options. These defensive strategies may also be used with respect to futures.
         An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying interest at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A futures contract is an agreement to take delivery or to make delivery of a standardized quantity and quality of a certain commodity during a particular month in the future at a specified price. Successful use of the Fund's investment strategies with respect to futures and options depends on the ability to predict movements of the overall securities, currency and interest rate markets, which is a different skill than that required to select equity and debt investments. There can be no assurance that a chosen strategy will succeed.
         There may not be an expected correlation between price movements of a hedging instrument and price movements of the investment being hedged, so that the Fund may lose money notwithstanding employment of the hedging strategy.
         While the Fund's investment strategies can reduce risk of loss by offsetting the negative effect of unfavorable price movements, they can also reduce the opportunity for gain by offsetting the positive effect of a favorable price movement. If the variance is great enough, a decline in the price of an instrument may result in a loss to the Fund.
         The Fund may be required to cover its assets in a segregated account. If an investment cannot be liquidated at the time the Subadvisor believes it is best for the Fund, the Fund might be required to keep assets on reserve that it otherwise would not have had to maintain. Similarly, it might have to sell a security at an inopportune time in order to maintain the reserves.

futures and options
         The Fund is authorized to invest in certain types of futures, options on equities and equity indexes, warrants and stock rights for hedging purposes only, that is, protecting against the risk of market movements that may adversely affect the value of the Fund's securities or the price of securities that the Fund is considering purchasing. Although a hedging transaction may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of the transaction will reduce the potential return on the security or the portfolio. The Fund may only write call options on securities that it owns (i.e., that are "covered"). No more than 50% of the Fund's total assets shall be subject to outstanding options contracts. The Fund presently intends to cease writing options in the event that 25% of total assets are subject to outstanding options contracts. As an operating policy, the Fund may purchase a call or put option on securities (including combinations of options such as straddles or spreads) only if the value of that option premium, when aggregated with the premiums of all other options on securities held by the Fund, does not exceed 5% of the Fund's assets. Following is a summary of the futures, options, warrants and stock rights in which the Fund may invest:
         In exchange for a premium, a call option on a security or security index gives the holder (buyer) of the option the right (but not the obligation) to purchase the underlying security or security index at a specified price (the exercise price) at any time until a certain date (the expiration date). The writer (seller) of a call option has the corresponding obligation to deliver the underlying security in the event the option is exercised by the holder of the option. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are to be made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which the writer purchases an option of the same series as the option previously written.
         The Fund may purchase put options on a security or security index. A put option gives the holder (buyer) of the option the right (but not the obligation) to sell a security at the exercise price at any time until the expiration date. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transactions costs.
         With respect to securities and securities indexes, the Fund may write (sell) call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be covered by maintaining sufficient collateral to cover the option.
         The Fund may write (sell) call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value. During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. The writer retains the risk of loss should the price of the underlying security decline.
         The Fund may also write a call or put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold.
         The Fund may close out its position in a futures contract or an option on a futures contract only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid secondary market for the futures contract. If it is not possible to close a futures position entered into by the Fund, it could be required to make continuing daily cash payments to meet margin requirements in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. The inability to close futures or options positions could have an adverse effect on the Fund. There is also risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract. The correlation is imperfect between movements in the prices of futures or option contracts, and the movements of prices of the securities which are subject to the hedge. If the Fund used a futures or options contract to hedge against a decline in the market, and the market later advances (or vice-versa), the Fund may suffer a greater loss than if it had not hedged.
         Engaging in transactions in financial futures contracts involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Advisor or Subadvisor could be incorrect in its expectations as to the direction or extent of various interest rate movements, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.
         The Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate liquid debt or equity securities equal to the market value of the futures contract, minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.
         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets may be invested in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

NONINVESTMENT GRADE (HIGH YIELD/HIGH RISK) DEBT SECURITIES
         The Fund may invest up to 5% of its total assets in lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's), or in unrated securities determined by the Advisor to be comparable. These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. This may also impact the Fund's Board of Trustees' ability to accurately value these securities and the Fund's assets. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as are rated securities, and any adverse publicity and investor perceptions, whether or not based on fundamental analysis, may make them less marketable.
         The Fund will not purchase any securities rated lower than C (for an explanation of Corporate Bond and Commercial Paper ratings, see Appendix). The quality limitation set forth in the investment policy is determined immediately upon the Fund's acquisition of a security.
Accordingly, any later change in ratings may not be considered when determining whether an investment complies with the Fund's investment policy. Credit ratings evaluate the safety of principal and interest payments, not market value risk of the securities.
         When purchasing high-yielding securities, rated or unrated, the Subadvisor prepares its own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. The Subadvisor also continuously monitors the issuers of the securities in the Fund to assure that their financial condition continues to be adequate. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

LENDING PORTFOLIO SECURITIES
         Although it does not currently intend to do so, the Fund may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills; the amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.
         The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.
         Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Advisor or Subadvisor deems creditworthy and only on terms the Advisor believes should compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

                         INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions
         The Fund has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

         1. With respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.
         2. Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.
         3. Make loans of more than one-third of the total assets of the Fund, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or the lending of portfolio securities as detailed in the prospectus, or as permitted by law. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         4. Underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the
         Fund may be deemed to be an underwriter.
         5. Issue senior securities or borrow money in an amount exceeding one-third of the Fund's total assets, or as permitted by law. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.
         6.       Except as required in connection   with
         permissible options, futures and commodity activities of the Fund, invest in commodities, commodity futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or enter into futures contracts and options on futures contracts, foreign currency futures, interest rate futures and options thereon.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS
         The Fund has adopted the following operating (i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Trustees without shareholder approval. The Fund may not:

         7.       Purchase  the  securities of any issuer with
         less than three years' continuous  operation  if, as a
         result,  more than 5% of the  value of its total  assets
         would be  invested  in  securities  of such issuers.
         8.       Invest, in the aggregate,  more than 15% of its
         net assets in illiquid securities. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se illiquid.
         9.       Purchase or retain  securities of any issuer if
         the officers, Trustees of the Fund, or its Advisors,
         owning  beneficially  more than 1/2 of 1% of the
         securities of such  issuer,  together own beneficially
          more than 5% of such issuer's securities.
         10.      Invest  in  warrants  if  more  than  5% of the
         value of the Fund's net assets would be  invested in
         such securities.
         11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases, although it may invest in securities of issuers which invest in or sponsor such programs.
         12. Purchase from or sell to any of the Fund's officers or trustees, or companies of which any of them are directors, officers or employees, any securities (other than shares of beneficial interest of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
         13.      Invest  in  the  shares  of  other   investment
         companies, except as permitted by the 1940 Act or other applicable law, or pursuant to Calvert's nonqualified deferred compensation plan adopted by the Board of Trustees, in any event, not to exceed 5% of the Fund's net assets.
         14. With respect to 75% of its total assets, invest 10% or more of its assets in the voting securities of any one issuer.


         For purposes of the Fund's concentration policy contained in restriction (2), above, the Fund classifies the respective industries according to a revised version of William O'Neil's Investor's Business Daily industry classification.
         Any investment restriction (with the exception of borrowings and illiquid holdings) which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

                   DIVIDENDS, DISTRIBUTIONS, AND TAXES

         The Fund declares and pays dividends from net investment income on an annual basis. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Dividends and distributions paid may differ among the classes.
         Investors should note that the Internal Revenue Code (the "Code") may require investors to exclude the initial sales charge, if any, paid on the purchase of Fund shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Fund causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any dividends and 31% of each redemption transaction occurring in the Fund if; (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         The Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction:
(a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.
         Certain shareholders are exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

                             NET ASSET VALUE

         The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value fluctuates based on the respective market value of the Fund's investments. The net asset value per share for each class is determined every business day at the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.
         The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Trustees determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Trustees. Equity options are valued at the last sale price; if not available, then the previous day's sales price is used. If the bid price is higher or the asked price is lower than the previous last sales price, the higher bid or lower asked prices may be used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

                       CALCULATION OF TOTAL RETURN

         The Fund may advertise "total return." Total return is calculated separately for each class. Total return is computed per class by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
         Total return is computed according to the following formula:

                             P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
         Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the maximum class A front-end sales charge ("return with maximum load"), except quotations of "return without maximum load," which do not deduct sales charge. Thus, in the formula above, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for return with maximum load, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated.

Return for the Funds' shares for the period from inception (January 31, 1997) to March 31, 1997, are as follows:

                      Class A Shares       Class A Shares         Class C
                      without Maximum      total Return           Shares
                      Sales Load           with Maximum           Total Return
                                           Sales Load

   Since Inception    -20.07               -23.87                 -20.07

Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period should not be considered an indication of future return.

                    PURCHASE AND REDEMPTION OF SHARES

         Investments in the Fund made by mail, bank wire or electronic funds transfer, or through the Fund's branch office or brokers participating in the distribution of Fund shares, are credited to a shareholder's account at the public offering price which is the net asset value next determined after receipt by the Fund, plus the sales charge, if applicable, as set forth in the Fund's Prospectus.
         All purchases of Fund shares will be confirmed and credited to shareholder accounts in full and fractional shares (rounded to the nearest 1/1000th of a share). Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares. A service fee of $10.00, plus any costs incurred by the Fund, will be charged to investors whose purchase checks are returned for insufficient funds.
         To change redemption instructions already given, shareholders must send a notice to Calvert Group, with a voided copy of a check for the bank wiring instructions to be added, to c/o NFDS, P.O. Box 419544, Kansas City, MO 64141-6544. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, trust company, savings association or member firm of any national securities exchange. Other documentation may be required from corporations, fiduciaries and institutional investors.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the Commission, or if the Commission has ordered a suspension of trading for the protection of shareholders.
         Redemption proceeds are normally paid in cash. However, the Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less.

Net Asset Value and Offering Price Per Share

Class A net asset value per share
($1,214,896/101,347 shares)                          $11.99
Maximum sales charge
(4.75% of Class A offering price)                      0.60
Offering Price per Class A share                      12.59


Class C net asset value and offering price per share
($200,089/16,690 shares)                             $11.99


                     REDUCED SALES CHARGES (CLASS A)

         The Fund imposes reduced sales charges for Class A shares in certain situations in which the Principal Underwriter and the dealers selling Fund shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus, the Fund imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Fund shareholders, enabling the Fund to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Fund shares to their members. Please see "Exhibit A - Reduced Sales Charges" in the Prospectus. For shareholders who intend to invest at least $50,000, a Letter of Intent is included in the Appendix to this Statement of Additional Information.

                               ADVERTISING

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list its holdings or give examples of securities that may have been considered for inclusion in the Fund, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, Nelson's and The Wall Street Journal. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information, and may provide biographical information on, or quote, portfolio managers or Fund officers. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31,
1996). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

                           TRUSTEES AND OFFICERS

     RICHARD L. BAIRD, JR., Trustee. Mr. Baird is Director of Finance for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation, Calvert New WorldFund and Calvert World Values Fund. DOB: 05/09/48. Address: 211 Overlook Drive, Pittsburgh, Pennsylvania 15216.
     FRANK H. BLATZ, JR., Esq., Trustee. Mr. Blatz is a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz. He was formerly a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. DOB: 10/29/35. Address: 308 East Broad Street, PO Box 2007, Westfield, New Jersey 07091.
     FREDERICK T. BORTS, M.D., Trustee. Dr. Borts is a radiologist with Kaiser Permanente. Prior to that, he was a radiologist at Bethlehem Medical Imaging in Allentown, Pennsylvania. DOB: 07/23/49. Address: 2040 Nuuanu Avenue #1805, Honolulu, Hawaii, 96817.
     <F1> CHARLES E. DIEHL,  Trustee.  Mr. Diehl is Vice  President  and
Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 10/13/22. Address:
1658 Quail Hollow Court, McLean,  Virginia 22101.

     DOUGLAS E. FELDMAN, M.D., Trustee. Dr. Feldman practices head and neck reconstructive surgery in the Washington, D.C., metropolitan area. DOB:
05/23/48. Address: 7536 Pepperell Drive, Bethesda, Maryland 20817.
     PETER W. GAVIAN, CFA, Trustee. Mr. Gavian was a principal of Gavian De Vaux Associates, an investment banking firm. He continues to be President of Corporate Finance of Washington, Inc. DOB: 12/08/32. Address: 3005 Franklin Road North, Arlington, Virginia 22201.
     JOHN G. GUFFEY, JR., Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a Director of the Community Bankers Mutual Fund of Denver, Colorado, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation and Calvert New World Fund. DOB: 05/15/48. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.
     M. CHARITO KRUVANT, Trustee. Ms. Kruvant is President of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. DOB: 12/08/45. Address: 5301 Wisconsin Avenue, N.W. Washington, D.C. 20015.
     ARTHUR J. PUGH, Trustee. Mr. Pugh serves as a Director of Acacia Federal Savings Bank. DOB: 09/24/37. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
     <F1> DAVID R. ROCHAT,  Senior Vice  President  and Trustee.  Mr.  Rochat is
Executive Vice President of Calvert Asset Management Company, Inc., Director and Secretary of Grady, Berwald and Co., Inc., and Director and President of Chelsea Securities, Inc. DOB: 10/07/37. Address: Box 93, Chelsea, Vermont 05038.
     <F1> D. WAYNE SILBY, Esq., Trustee. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation and Calvert New World Fund. Mr. Silby is an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. He is also a Director of Acacia Mutual Life Insurance Company. DOB: 07/20/48. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
     <F1> CLIFTON S. SORRELL,  JR., President and Trustee. Mr. Sorrell serves as
President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. He is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds. DOB: 06/26/41.
     <F1> RENO J. MARTINI, Senior Vice President.  Mr. Martini is a director and
Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C., and a director and officer of Calvert New World Fund. DOB: 01/13/50.
     <F1> RONALD M. WOLFSHEIMER,  CPA, Treasurer. Mr. Wolfsheimer is Senior Vice
President and Controller of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc. DOB: 07/24/52.
     <F1> WILLIAM M. TARTIKOFF,  Esq.,  Vice President and Assistant  Secretary.
Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company.
DOB: 08/12/47
     <F1> EVELYNE S.  STEWARD,  Vice  President.  Ms.  Steward is a director and
Senior Vice President of Calvert Group, Ltd., and a director of Calvert-Sloan Advisers, L.L.C. She is the sister of Philip J. Schewetti, the portfolio manager of the CSIF Equity Portfolio. DOB: 11/14/52.
     <F1>  DANIEL K. HAYES,  Vice  President.  Mr.  Hayes is Vice  President  of
Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc. DOB: 09/09/50.
     <F1>  SUSAN  WALKER  BENDER,  Esq.,  Assistant  Secretary.  Ms.  Bender  is
Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 01/29/59.

<F1> Officers and trustees  deemed to be  "interested  persons" of the Fund under the Investment Company Act of 1940, by virtue of their affiliation with the Fund's Advisor.

         Each of the above directors/trustees and officers is a director/trustee or officer of each of the investment companies in the Calvert Group of Funds with the exception of Calvert Social Investment Fund, of which only Messrs. Baird, Guffey and Silby and Ms. Krumsiek are among the trustees, Acacia Capital Corporation, of which only Messrs. Blatz, Diehl and Pugh and Ms. Krumsiek are among the directors, Calvert World Values Fund, Inc., of which only Messrs. Guffey and Silby and Ms. Krumsiek are among the directors, and Calvert New World Fund, Inc., of which only Ms.Krumsiek and Mr. Martini is among the directors. The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.
         The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh, and Ms. Kruvant. The Board's Investment Policy Committee is composed of Messrs. Borts, Diehl, Gavian, Rochat and Silby.
         Messrs. Baird, Guffey and Silby serve on the High Social Impact Investments Committee which assists the Fund in identifying, evaluating and selecting investments in securities that offer a rate of return below the then-prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria.
         Trustees of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan. Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share.

                       Trustee Compensation Table<F1>


Fiscal Year 1997         Aggregate Compensation from   Pension or Retirement
(unaudited numbers)      Portfolio for service as      Benefits Accrued as part
                         Trustee                       of Fund Expenses<F2>
Name of Director
Richard L. Baird, Jr.    $-0-                          $-0-
Frank H. Blatz, Jr.      $-0-                          $8,875
Frederick T. Borts       $-0-                          $-0-
Charles E. Diehl         $-0-                          $8,875
Douglas E. Feldman       $-0-                          $-0-
Peter W. Gavian          $-0-                          $2,438
John Guffey, Jr.         $-0-                          $-0-
M. Charito Kruvant       $-0-                          $-0-
Arthur J. Pugh           $-0-                          $-0-
D. Wayne Silby           $-0-                          $-0-

                         Total Compensation from
                         Registrant and Fund
                         Complex paid to Trustees<F3>
Name of Director
Richard L. Baird, Jr.    $8,725
Frank H. Blatz, Jr.      $8,875
Frederick T. Borts       $8,125
Charles E. Diehl         $8,875
Douglas E. Feldman       $8,125
Peter W. Gavian          $8,125
John Guffey, Jr.         $12,654
M. Charito Kruvant       $8,125
Arthur J. Pugh           $8,125
D. Wayne Silby           14,832

<F1> For the period since inception (January 31, 1997) through March 31, 1997.
<F2> Messrs. Blatz, Diehl, Gavian, and Pugh have chosen to defer a portion of their compensation. As of March 31, 1997, total deferred compensation, including dividends and capital appreciation, was $428,689, $428,442, $96,333 and $156,717 for each trustee, respectively.
 <F3>  As of December 31, 1996, the Fund Complex consists of nine (9) registered investment companies.



                    INVESTMENT ADVISOR AND SUBADVISOR

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor was entered into as of January 30, 1997, and will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Contract or interested persons of parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party upon 60 days' prior written notice; it automatically terminates in the event of its assignment. The Fund's Subadvisor is Portfolio Advisory Services, Inc. ("Subadvisor" or "PASI"). Pursuant to an Investment
Subadvisory Agreement with the Advisor, the Subadvisor determines investment selections for the Fund.
         The Fund has received an exemptive order to permit the Fund and the Advisor to enter into and materially amend the Investment Subadvisory Agreement without shareholder approval. Within 90 days of the hiring of any Subadvisor or the implementation of any proposed material changed in the Investment Subadvisory Agreement, the Fund will furnish its shareholders information about the new Subadvisor or Investment Subadvisory Agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new Subadvisor or any proposed material change in the Investment Subadvisory Agreement of the Fund. The Fund will meet this condition by providing shareholders, within 90 days of the hiring of the Subadvisor or implementation of any material change to the terms of an Investment Subadvisory Agreement, with an information statement to this effect.
         The Advisor provides the Fund with investment supervision and management, administrative services, office space, furnishes executive and other personnel to the Fund, and may pay Fund advertising and promotional expenses. The Advisor reserves the right to compensate broker-dealers in consideration of their promotional or administrative services. The Fund pays all other administrative and operating expenses, including: custodial, registration, dividend disbursing and transfer agency fees; federal and state securities registration fees; salaries, fees and expenses of Trustees, executive officers and employees of the Fund, who are not ''affiliated persons" of the Advisor or the Subadvisor within the meaning of the Investment Company Act of 1940; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The Advisor has agreed to reimburse the Fund for all expenses (excluding brokerage, taxes, interest, and all or a portion of distribution and certain other expenses, to the extent allowed by federal law or regulation).
         Under the contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Trustees. For its services, the Advisor receives an annual fee of 0.90% of the Fund's average daily net assets.
         For fiscal year 1997, the Fund paid advisory fees of $1,796.
The Advisor may voluntarily defer its fees or assume expenses of the
Fund. For fiscal year 1997, the Advisor reimbursed the Fund $20,861 for fees and expenses. The Advisor may recapture from (charge to) the Fund (through December 31, 1999) for such expenses incurred, provided that such recapture would not cause the Fund's aggregate expenses to exceed the annual expense limit. The Advisor may voluntarily agree to further defer its fees or assume Fund expenses from January 1, 1997 through December 31, 1998 ("Additional Deferral/Assumption Period"). If so, the Advisor may recapture from (charge to) the Fund for any such expenses incurred during the Additional Deferral/Assumption Period, provided that such recapture would not cause the Fund's aggregate expenses to exceed the annual expense limit, and that such recapture shall be made to the Advisor only from the two-year period from January 1, 1999 through December 31, 2000. Each year's current advisory fees (incurred in that year) will be paid in full before any recapture for a prior year is applied. Recapture then will be applied beginning with the most recent year first.
         Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, CASC receives an annual fee from the Fund of 0.10% of the Fund's average daily net assets.

                          METHOD OF DISTRIBUTION

         The Fund has entered into an agreement with Calvert Distributors, Inc. ("CDI") whereby CDI, acting as Principal Underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive reimbursement of distribution expenses pursuant to the Distribution Plan (see below). For Class A Shares, CDI also receives the portion of the sales charge in excess of the dealer reallowance.
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Distribution Plans") which permits the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.25% of the Fund's Class A average daily net assets, and 1.00% of the Fund's Class C average daily net assets. For fiscal year 1997, Class A Distribution Plan expenses totaled $437. Of the Class A Distribution Plan expenses paid in fiscal year 1997, $255 was used almost entirely for broker/dealer compensation and the remainder for the printing and mailing of prospectuses and sales materials to investors (other than current shareholders). During the same period, CDI received net sales charges of $1,444. For fiscal year 1997, Class C Distribution Plan expenses totaled $246. Of the Class Distribution Plan expenses paid in fiscal year 1997, almost entirely all of the expenses were used for broker/dealer compensation.
         The Fund's Distribution Plans were approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements related to the Distribution Plans. The selection and nomination of the Trustees who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees. In establishing the Distribution Plans, the Trustees considered various factors including the amount of the distribution expenses. The Trustees determined that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and its shareholders.
         The Distribution Plans may be terminated by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plans, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Distribution Plans may be amended by the Trustees, including a majority of the non-interested Trustees as described above. The Distribution Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Trustees who are not parties to the Distribution Plans or interested persons of any such party and who have no direct or indirect financial interest in the Distribution Plans, and (ii) the vote of a majority of the entire Board of Trustees.
      Apart from the Distribution Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.

                 TRANSFER AND SHAREHOLDER SERVICING AGENT

      Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; daily updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing semi-annual statements to shareholders regarding their accounts. For these services, Calvert Shareholder Services, Inc., receives a fee based on the number of shareholder accounts and the number of shareholder transactions.

                            FUND TRANSACTIONS

         Fund   transactions   are   undertaken  on  the  basis  of  their
desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor and Subadvisor under the direction and supervision of the Fund's Board of Trustees.
         Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Fund may pay brokerage commissions to broker-dealers who provide the Fund with statistical, research, or other information and services. Notwithstanding the quality of execution and other services provided, the Fund may pay commissions that are higher than those available elsewhere. Any such payments are subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934.  Although  any  statistical  research  or other  information  and services provided by such broker-dealers may be useful to the Advisor and the Subadvisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve materially to reduce the Advisor's or Subadvisor's normal research activities or expenses. During fiscal year 1997, $988 in aggregate brokerage commissions were paid to broker-dealers.
         The   Advisor  and   Subadvisor   may  also   execute   portfolio
transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.
Depending upon market conditions, portfolio turnover, generally defined as the lesser of annual sales or purchases of portfolio securities divided by the average monthly value of the Fund's portfolio securities (excluding from both the numerator and the denominator all securities whose maturities or expiration dates as of the date of acquisition are one year or less), expressed as a percentage. For fiscal year 1997, it was 97%.

                  INDEPENDENT ACCOUNTANT AND CUSTODIANS

Coopers & Lybrand, L.L.P. has been selected by the Board of Trustees to serve as independent accountant for fiscal year 1998. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodian has no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's portfolios.

                           GENERAL INFORMATION

         The Calvert Fund was organized as a Massachusetts business trust on March 15, 1982. The series of the Fund include Calvert Income Fund, Calvert Strategic Growth Fund and Calvert New Vision Small Cap Fund.
         Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers two separate classes of shares: Class A and Class C. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         The Fund will send its shareholders confirmations of purchase and redemption transactions, as well as periodic transaction statements and unaudited semi-annual and audited annual financial statements of the Fund's investment securities, assets and liabilities, income and expenses, and changes in net assets.
         The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement.
The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                           FINANCIAL STATEMENTS
         The audited financial statements in the Fund's Annual Report to Shareholders will be expressly incorporated by reference and made a part of this Statement of Additional Information once available. Once available, a copy of the Annual Report may be obtained free of charge by writing or calling the Fund.


           CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of June 30, 1997, the following shareholders owned of record 5% of the Class A shares of the Fund:

Name and Address                                            % of Ownership

Calvert Distributors, Inc.                                  16.51%
4550 Montgomery Ave., Ste. 1000N
Bethesda, MD 20814

Portfolio Advisory Services, Inc.,                          8.59%
725 s. Figueroa St., Ste. 2328
Los Angeles, CA 90017-5425

Norwin Wong                                                 7.93%
c/o Portfolio Advisor Services, Inc.,
725 S. Figueroa St., Ste. 2328
Los Angeles, CA 90017-5425


         As of June 30, 1997, the following shareholders owned of record 5% or more of the Class C shares of the Fund:

Name and Address                                            % of Ownership

Calvert Distributors, Inc.                                  8.92%
4550 Montgomery, Ave., Ste. 1000N
Bethesda, MD 20814-3343

Robin Van Doren                                             21.49%
323 E. Matilija #110-138
Ojai, CA 93023

Frances A. Rothman                                          20.68%
323 E. Matilija #110-138
Ojai, CA 93023

                                 APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds:
Description of Moody's  Investors  Service  Inc.'s/Standard  & Poor's bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
         C/C: This rating is only for income bonds on which no interest is being paid.
         D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper:
         MOODY'S INVESTORS SERVICE, INC.:
         The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5)
amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

         STANDARD & POOR'S CORPORATION:
         Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

                    GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments and other applicable terms for the Fund:

American Depositary Receipts ("ADRs"): ADRs are securities typically issued by a U.S. financial institution that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.
Banker's Acceptance: A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.
Certificate of Deposit: A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal. Commercial Paper: The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months. Convertible Securities: Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.
Futures Contracts and Options on Futures Contracts: The Fund may enter into contracts for the purchase or sale of securities. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of securities called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month. The Fund may sell stock index futures contracts in anticipation of, or during, a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase.
         The Fund may also purchase and write options to buy or sell futures contracts. The Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. When the Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund, an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities to the futures contract.
Options: The Fund may invest in put and call options for various stocks and stock indices that are traded on national securities exchanges, from time to time as the Subadvisor deems to be appropriate. Options will be used for hedging purposes and will not be engaged in for speculative purposes.
         A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Although the Fund will engage in option transactions only as hedging transactions and not for speculative purposes, there are risks associated with such investment including the following: (i) the success of a hedging strategy may depend on the ability of the Subadvisor to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the changes in market value of the stocks held by the Fund and the prices of options;
(iii) there may not be liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. When writing options (other than covered call options), the Fund must establish and maintain a segregated account with the Fund's Custodian containing cash or liquid, high grade debt securities in an amount at least equal to the market value of the option. Rabbi Trust: Nonqualified deferred compensation plan which is an irrevocable trust established by an employer to hold assets to provide deferred compensation for such employer's employees.
Repurchase Agreements: Agreements by which a person obtains a security and simultaneously commits to return it to the seller at any agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Fund's Custodian or its agents will hold the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities.
Time Deposit: A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.
U.S. Government Agency Obligations: Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (i.e., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (i.e., Federal National Mortgage Association securities). U.S. Government Securities: Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States. U.S. Treasury Obligations: Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").
Warrants: Instruments giving holders the right, but not the obligations, to buy shares of a company at a given price during a specified period.

                             LETTER OF INTENT


Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:

         Fund or Portfolio name*

during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:
         __ $50,000(not available for mid-load funds) __ $100,000 __
$250,000
                  __ $500,000 __ $1,000,000 __ $2,500,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escorted shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                                            Name of Investor(s)


By
     Authorized Signer                            Address



Date                                              Signature of Investor(s)



Date                                              Signature of Investor(s)


*"Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be, here indicated.

                                                      Exhibit A, Part A
                                                      Exhibit 4, Part C


                 AGREEMENT AND PLAN OF REORGANIZATION


This AGREEMENT AND PLAN OF REORGANIZATION, dated as of September 9, 1997, is between Calvert Strategic Growth Fund ("Strategic Growth Fund") and Calvert New Vision Small Cap Fund ("Small Cap Fund"). Strategic Growth Fund and Small Cap Fund are both series of The Calvert Fund ("Calvert").

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.       SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of Strategic Growth Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). Small Cap Fund shall furnish to Strategic Growth Fund such data and information as shall be reasonably requested by Strategic Growth Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.       REORGANIZATION

(a) Plan of Reorganization. Strategic Growth Fund will convey, transfer, and deliver to Small Cap Fund all of the then-existing assets of Strategic Growth Fund at the closing provided for in
     Section 2(b) of this Agreement (the "Closing"). In consideration thereof, Small Cap Fund agrees at the Closing:

     (i) to assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 2(b)), all of Strategic Growth Fund's obligations and liabilities, whether absolute, accrued, contingent, or otherwise; and

     (ii) to deliver to Strategic Growth Fund in exchange for the assets the number of full and fractional shares of common stock of Small Cap Fund ("Small Cap Fund Shares") to be determined as follows: In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of Strategic Growth Fund Shares (rounded to the nearest million) by the net asset value per share of Small Cap Fund (rounded to the nearest million) and multiplying the quotient by the number of outstanding shares of Strategic Growth Fund as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to Strategic Growth Fund, or to any of the shareholders of Strategic Growth Fund upon distribution of Small Cap Fund Shares to them.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

    (i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of Strategic Growth Fund at which the Plan will be considered, or

    (ii) such later date as the parties may mutually agree.

3.       VALUATION OF NET ASSETS

(a) The value of Strategic Growth Fund's net assets to be transferred to Small Cap Fund under this Agreement shall be computed as of the close of business on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Small Cap Fund's prospectus.

(b) The net asset value per share of Small Cap Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Small Cap Fund's Controller using the same valuation procedures as set forth in Small Cap Fund's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of Strategic Growth Fund's net assets to be transferred to Small Cap Fund pursuant to paragraph 2 of this Agreement, certified by the Controller of Strategic Growth Fund, shall be furnished by Strategic Growth Fund to Small Cap Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Small Cap Fund Shares pursuant to paragraph 2 of this Agreement, certified by the Controller of Small Cap Fund, shall be furnished by Small Cap Fund to Strategic Growth Fund at the Closing.

4.       LIQUIDATION AND DISSOLUTION

(a) As soon as practicable after the Closing Date, Strategic Growth Fund will distribute pro rata to the Strategic Growth Fund shareholders of record as of the close of business on the Closing Date the shares of Small Cap Fund received by Strategic Growth Fund pursuant to this Section. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Small Cap Fund in the names of each such shareholder of Strategic Growth Fund, representing the respective pro rata number of full shares and fractional interests in shares of Small Cap Fund due to each. No such shareholder accounts shall be established by Small Cap Fund or its transfer agent for Small Cap Fund except pursuant to written instructions from Strategic Growth Fund, and Strategic Growth Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Strategic Growth Fund shareholder a pro rata share of the number of shares of Small Cap Fund received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Small Cap Fund or its transfer agent to each shareholder of Strategic Growth Fund receiving such distribution of shares of Small Cap Fund informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Following the Closing Date and until surrendered, each outstanding share certificate representing shares of Strategic Growth Fund shall be deemed for all purposes to evidence ownership of shares of Small Cap Fund that the holder is entitled to receive in exchange for the certificate. The shares of Small Cap Fund that the holder is entitled to receive with respect to Strategic Growth Fund's share certificates not yet surrendered will be held by Small Cap Fund's transfer agent on behalf of the shareholder, but may not be transferred or redeemed until surrender of Strategic Growth Fund's share certificates in proper form for transfer to Small Cap Fund's transfer agent or, in lieu thereof, the posting of a lost certificate bond or other surety instrument deemed acceptable to Small Cap Fund's transfer agent. All of Small Cap Fund's distributions attributable to the shares represented by the share certificates of Strategic Growth Fund retained by shareholders will be paid to the shareholder in cash or invested in additional shares of Small Cap Fund at the net asset value in effect on the respective payment dates in accordance with instructions previously given by the shareholder to Strategic Growth Fund's transfer agent.

     Share certificates representing holdings of shares of Small Cap Fund shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Small Cap Fund will be issued only for full shares of Small Cap Fund and any fractional interests in shares shall be credited in the shareholder's account with Small Cap Fund.

(d) As promptly as is practicable after the liquidation of Strategic Growth Fund, and in no event later than 12 months from the date of this Agreement, Strategic Growth Fund shall be terminated pursuant to the provisions of the Plan and Calvert's Declaration of Trust.

(e) Immediately after the Closing Date, the share transfer books of Strategic Growth Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5.       TRUST AND BY-LAWS

(a) Declaration of Trust. The Declaration of Trust of Calvert, which governs its series Small Cap Fund, as in effect immediately prior to the Effective Time of the Reorganization shall continue to be the Declaration of Trust until amended as provided by law.

(b) By-laws. The By-laws of Calvert, which govern its series Small Cap Fund, in effect at the Effective Time of the Reorganization shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with the Trust Indenture or said By-laws.

6.       REPRESENTATIONS AND WARRANTIES OF SMALL CAP FUND

(a) Organization, Existence, etc. Small Cap Fund is a duly organized series of Calvert, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, Small Cap Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Small Cap Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert, of which Small Cap Fund is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Small Cap Fund has an unlimited number of shares of beneficial interest, no par value, of which as of August 31, 1997, 207,406 Class A shares and 27,383 Class C shares were outstanding, and no shares were held in the treasury of Small Cap Fund. All of the outstanding shares of Small Cap Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Small Cap Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)  Financial Statements. The financial statements of Small Cap
     Fund for the year ended March 31, 1997 ("Small Cap Fund Financial Statements"), previously delivered to Strategic Growth Fund, fairly present the financial position of Small Cap Fund as of March 31, 1997 and the results of its operations and changes in its net assets for the year then ended.

(e) Shares to be Issued Upon Reorganization. Small Cap Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(f) Authority Relative to this Agreement. Calvert has the power to enter into the Plan on behalf of its series Small Cap Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of Calvert and no other proceedings by Calvert are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Small Cap Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree which would be violated by its executing and carrying out the Plan.

(g) Liabilities. There are no liabilities of Calvert on behalf of its series Small Cap Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in Small Cap Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 1997 or otherwise previously disclosed to Strategic Growth Fund, none of which has been materially adverse to the business, assets or results of operations of Small Cap Fund.

(h) Litigation. To the knowledge of Small Cap Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Small Cap Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(i) Contracts. Except for contracts and agreements previously disclosed to Strategic Growth Fund under which no default exists, Small Cap Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(j) Taxes. The federal income tax returns of Small Cap Fund have been filed for all taxable years to and including March 31, 1997, and all taxes payable pursuant to such returns have been paid. Small Cap Fund has qualified as a regulated investment company under the Internal Revenue Code in respect to each taxable year of Small Cap Fund since commencement of its operations.

(k) Registration Statement. Small Cap Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Small Cap Fund issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration
     Statement:

         (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the
              "Regulations"), and

         (ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Small Cap Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Strategic Growth Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7.       REPRESENTATIONS AND WARRANTIES OF STRATEGIC GROWTH FUND

(a) Organization, Existence, etc. Strategic Growth Fund is a duly organized series of Calvert, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted. Currently, Strategic Growth Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Strategic Growth Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert, of which Strategic Growth Fund is a series, is registered under the Act as an open-end nondiversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Strategic Growth Fund has an unlimited number of shares of beneficial interest, no par value, of which as of August 31, 1997, 5,801,093 Class A shares and 940,251 Class C shares were outstanding, and no shares were held in the treasury of Strategic Growth Fund. All of the outstanding shares of Strategic Growth Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Strategic Growth
     Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Strategic Growth Fund may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The financial statements of Strategic Growth Fund for the year ended March 31, 1997 ("Strategic Growth Fund Financial Statements"), previously delivered to Small Cap Fund, fairly present the financial position of Strategic Growth Fund as of March 31, 1997 and the results of its operations and changes in its net assets for the year then ended.

(e) Authority Relative to the Plan. Calvert has the power to enter into the Plan on behalf of Strategic Growth Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Trustees of Calvert and, except for approval by the holders of its capital stock, no other proceedings by Calvert are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Strategic Growth Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of Strategic Growth Fund whether or not determined or determinable, other than liabilities disclosed or provided for in Strategic Growth Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to March 31, 1997 or otherwise previously disclosed to Small Cap Fund, none of which has been materially adverse to the business, assets, or results of operations of Strategic Growth Fund.

(g) Litigation. To the knowledge of Strategic Growth Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Strategic Growth Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Small Cap Fund under which no default exists, Calvert on behalf of Strategic Growth Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of Strategic Growth Fund have been filed for all taxable years to and including the taxable year ended March 31, 1997 and all taxes payable pursuant to such returns have been paid. Strategic Growth Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of Strategic Growth Fund since commencement of its operations.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of Strategic Growth Fund as of the Effective Time of the Reorganization will be owned by Calvert on behalf of Strategic Growth Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities
     Act), and all the securities are or will be readily marketable.

(k) Registration Statement. Strategic Growth Fund will cooperate with Small Cap Fund in connection with the Registration Statement referred to in Section 6(k) of this Agreement, and will furnish to Small Cap Fund the information relating to Strategic Growth Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Strategic Growth Fund:

         (i) will comply in all material respects with the provisions of the Securities Act and its regulations, and

         (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in
Section I and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Small Cap Fund, insofar as it relates to Strategic Growth Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Strategic Growth Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8.       CONDITIONS TO OBLIGATIONS OF STRATEGIC GROWTH FUND

The obligations of Strategic Growth Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of Strategic Growth Fund.

(b)  Representations, Warranties and, Agreements. As of the
     Effective Time of the Reorganization, Small Cap Fund shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Small Cap Fund since March 31, 1997. As of the Effective Time of the Reorganization, Strategic Growth Fund shall have received a certificate from Small Cap Fund satisfactory in form and substance to Strategic Growth Fund indicating that it has met the terms stated in this Section.

(c)  Regulatory Approval. The Registration Statement referred to in
     Section 6(k) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

(d) Tax Opinion. Strategic Growth Fund shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Strategic Growth Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Strategic Growth Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Strategic Growth Fund in connection with the Reorganization, and on such other written representations as Strategic Growth Fund and Small Cap Fund, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

         (i) neither Strategic Growth Fund nor Small Cap Fund will recognize any gain or loss upon the transfer of the assets of Strategic Growth Fund to and the assumption of its liabilities by Small Cap Fund in exchange for Small Cap Fund Shares and upon the distribution (whether actual or constructive) of Small Cap Fund Shares to its shareholders in exchange for their shares of capital stock of Strategic Growth Fund;

         (ii) the shareholders of Strategic Growth Fund who receive Small Cap Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Strategic Growth Fund for Small Cap Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

        (iii) the basis of Small Cap Fund Shares received by Strategic Growth Fund's shareholders will be the same as the basis of the shares of capital stock of Strategic Growth Fund surrendered in the exchange; and

         (iv) the basis of Strategic Growth Fund assets acquired by Small Cap Fund will be the same as the basis of such assets to Strategic Growth Fund immediately prior to the Reorganization.

9.    CONDITIONS TO OBLIGATIONS OF SMALL CAP FUND

The obligations of Small Cap Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)  Representations, Warranties, and Agreements. As of the
     Effective Time of the Reorganization, Strategic Growth Fund shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Strategic Growth Fund since March 31, 1997. Small Cap Fund shall have received a certificate from Strategic Growth Fund satisfactory in form and substance to Small Cap Fund indicating that it has met the terms stated in this Section.

(b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws considered to be necessary shall have been obtained.

(c) Tax Opinion. Small Cap Fund shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Small Cap Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Strategic Growth Fund and the shareholders of Strategic Growth Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Strategic Growth Fund in connection with the Reorganization, and on such other written representations as Strategic Growth Fund and Small Cap Fund, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

     (i) neither Strategic Growth Fund nor Small Cap Fund will recognize any gain or loss upon the transfer of the assets of Strategic Growth Fund to, and the assumption of its liabilities by, Small Cap Fund in exchange for Small Cap Fund Shares and upon the distribution (whether actual or constructive) of Small Cap Fund Shares to its shareholders in exchange for their shares of beneficial interest of Strategic Growth Fund;

    (ii) the shareholders of Strategic Growth Fund who receive Small Cap Fund Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of Strategic Growth Fund for Small Cap Fund Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

   (iii) the basis of Small Cap Fund Shares received by Strategic Growth Fund's shareholders will be the same as the basis of the shares of capital stock of Strategic Growth
         Fund surrendered in the exchange; and

    (iv) the basis of Strategic Growth Fund assets acquired by Small Cap Fund will be the same as the basis of such assets to Strategic Growth Fund immediately prior to the Reorganization.

10.      AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS,
         WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees of Calvert, amend the Plan at any time before or after approval of the Plan by shareholders of Strategic Growth Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) Strategic Growth Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Small Cap Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Small Cap Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Small Cap Fund.

(d) Small Cap Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Strategic Growth Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Strategic Growth Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Strategic Growth Fund.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Strategic Growth Fund, without liability on the part of either party hereto or its respective trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on March 31, 1997 if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.      EXPENSES

Strategic Growth Fund and Small Cap Fund will bear their own expenses incurred in connection with this Reorganization.

12.      GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, Strategic Growth Fund and Small Cap Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.



(SEAL)



Attest:


By:      _________________________  By:     _________________________



(SEAL)



By:      _________________________  By:     _________________________

PART C. OTHER INFORMATION

Item 15.          Indemnification

Registrant's Declaration of Trust, which Declaration is Exhibit 1 of this Registration Statement, provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant's Declaration of Trust also provides that Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in directors and officers liability coverage, plus $3 million in excess directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an $8 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402.

Item 16.          Exhibits

 1. Declaration of Trust (incorporated by reference to Registrant's Initial Registration Statement, March 15, 1982).

 2.  By-Laws (incorporated by reference to Registrant's
     Pre-Effective Amendment No. 2, September 3, 1982).

 3.  Inapplicable.

 4.  Agreement and Plan of Reorganization filed herewith.

 5. Specimen Stock Certificate for all series of The Calvert Fund (incorporated by reference to Registrant's Post-Effective
     Amendment No. 28, July 19, 1995).

 6. Advisory Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 3, November 1, 1984).

 (a)  Sub-Advisory Contract (Portfolio Advisory Services, Inc.)
      (incorporated by reference to Registrant's Post-Effective
      Amendment No. 30).

 (b) Subadvisory Agreement (Calvert Asset Management Company, Inc. and AWAD Associates) filed herewith.

 7. Underwriting and Dealer Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 27, January 31, 1995).

 8. Trustees' Deferred Compensation Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 20,
      January 28, 1992).

 9. Custodial Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 21, January 29, 1993).

 10. Rule 12b-1 Distribution Plan with respect to Registrant's Class B and C shares, incorporated by reference to Registrant's Post-Effective Amendment No. 27, January 31, 1995. With respect to Class A shares, incorporated by reference to Registrant's Post-Effective Amendment No. 28, July 19, 1995, for all series of The Calvert Fund.

 11. Opinion and Consent of Counsel as to Legality of Shares Being Registered filed herewith.

 12.  Opinion and Consent of Counsel on Tax Matters filed herewith.

 13.  Transfer Agency Contract (incorporated by reference to
      Registrant's Post-Effective Amendment No. 3, November 1, 1984).

 14.  Consent of Independent Accountants filed herewith.

 15.  Inapplicable.

 16.  Copies of Power of Attorney Forms filed herewith.

 17. (a) Current Calvert Strategic Growth Fund Prospectus filed herewith.

     (b) Current Calvert New Vision Small Cap Fund Prospectus, filed herewith.

     (c)  The Calvert Fund Strategic Growth Fund Statement of
          Additional Information filed herewith.



Item 17.           Undertakings

     (1)  Not Applicable
     (2)  Not Applicable

                              SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on September 10, 1997.

Signature                           Title                              Date


________________________            Trustee and Principal             09/10/97
Barbara Krumsiek.                   Executive Officer


________________________            Principal Accounting              09/10/97
Ronald M. Wolfsheimer               Officer


__________**____________            Trustee                           09/10/97
Richard L. Baird, Jr.


__________**____________            Trustee                           09/10/97
Frank H. Blatz, Jr., Esq.


__________**____________            Trustee                           09/10/97
Frederick T. Borts, M.D.


__________**____________            Trustee                           09/10/97
Charles E. Diehl


__________**____________            Trustee                           09/10/97
Douglas E. Feldman


__________**____________            Trustee                           09/10/97
Peter W. Gavian


__________**____________            Trustee                           09/10/97
John G. Guffey, Jr.


________________________            Trustee                           09/10/97
M. Charito Kruvant


__________**____________            Trustee                           09/10/97
Arthur J. Pugh


__________**____________            Trustee                           09/10/97
David R. Rochat

__________**____________            Trustee                           09/10/97
D. Wayne Silby


**Signed by Ivy Wafford Duke and Susan Walker Bender, pursuant to
Exhibit 16

                             Exhibit Index

Form N-14
Item No.


Exhibit - 23                          Form of Opinion and Consent of  Counsel
16 (11)

Exhibit - 8                           Opinion and Consent of Counsel on Tax
16 (12)
                                      Matters
Exhibit - 10                          Investment Subadvisory Agreement
16 (6)

Exhibit - 23                          Independent Auditors' Consent
16 (4)

Exhibit - 24                          Powers of Attorney
16 (16)

Exhibit - 99                          Strategic Growth Fund and New Vision
17 (a) (b) (c)                        Small Cap Fund Prospectuses, and
                                      Strategic Growth Statement of Additional
                                      Information.

Exhibit - 17(b)                       24f-2